UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: March 31, 2026

Item 1.	Reports to Stockholders.

(a)

XAI Octagon Floating Rate & Alternative Income Trust

SHAREHOLDER LETTER

March 31, 2026 (Unaudited)

Dear Shareholder:

We thank you for your investment in the XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”). This report covers the six-month period ended March 31, 2026 (the “Period”).

During the Period, discourse around Federal Reserve governance and long-term policy frameworks underscored broader investor uncertainty around the future path of monetary policy. This environment paired with escalating tensions in the Middle East, culminating with the war in Iran that began in late February 2026. This environment reinforced the importance of disciplined management amid evolving macroeconomic conditions. Uncertainty during the Period was further underscored by the lack of regular economics reports, such as non-farm payrolls and inflation, caused by the U.S. Federal Government shutdown that began on October 1, 2025 and continued through November 12, 2025, making it the longest government shutdown in U.S. history. In the final quarter of 2025, rates continued to cut lower, putting pressure on the floating-rate sensitivities of collateralized loan obligations (“CLOs”). Rate changes continue to be an important consideration with respect to the Trust, as it invests primarily in floating-rate securities including loans, CLO debt tranches and CLO equity.

CLO debt tranches delivered mixed performance during the six-month period ended March 31, 2026, with returns ranging from 2.25% for AAA-rated tranches to 2.14% for BB-rated tranches, as measured by the J.P. Morgan CLO Index (“CLOIE”).1 Market conditions were constructive early in the Period but shifted materially in late January and February as risk-off sentiment, driven by AI related concerns and software sector weakness, led to spread widening across the CLO capital structure.2

Primary CLO issuance remained active throughout the Period despite a seasonal slowdown in January and the risk-off environment, with approximately $102 billion of new CLOs priced.3 Primary CLO AAA liability spreads tightened to a low of approximately SOFR4 plus 1.15% in mid-February 2026 before widening to SOFR plus 1.23% by the end of the first quarter of 2026, roughly 0.03% wide of the fourth quarter of 2025’s SOFR plus 1.20% average.5

The Trust announced a 1-for-5 reverse stock split on March 6, 2026, which became effective after market close on March 20, 2026.

On a post-split adjusted basis, the Trust’s net asset value (“NAV”) decreased during the Period by 33.03% from $33.30 per common share to $22.30 per common share as of March 31, 2026, resulting in a NAV total return (including the reinvestment of distributions) of -16.29%. The Trust’s benchmark, the Morningstar LSTA Leveraged Loan 100 Index6, returned 1.05% for the Period.

The market price per common share of $17.18 on March 31, 2026, represented a 22.96% discount to the Trust’s NAV of $22.30 per common share. During the Period, the Trust’s common shares traded on average at a 16.73% discount to NAV. From the Trust’s IPO on September 27, 2017, through March 31, 2026, the Trust’s common shares have traded on average at a 1.47% premium to NAV.

On a post-split adjusted basis, during the Period, the Trust declared monthly distributions totaling an aggregated amount of $2.00 per common share. The monthly distribution of $0.30 per common share declared on March 2, 2026, represented an annualized distribution rate of 20.95% based on the Trust’s closing market price of $17.18 per common share on March 31, 2026.

The Trust refinanced its leverage during the Period, redeeming all $39.9mm of its 6.50% Series 2026 Term Preferred Stock and $27.5mm of its 6.95% Series II 2029 Convertible Preferred Stock, effectively replacing both series of preferred stock with $73mm of 5.92% Series A Mandatory Redeemable Preferred Shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at www.xainvestments.com/XFLT.

Sincerely,

Kimberly Flynn

President

XA Investments LLC

May 15, 2026

[1]

Source: J.P. Morgan Data Query. Represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is a benchmark to track the market for US dollar denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). It is impossible to invest directly in the index. Past performance is not a predictor of future market performance.

[2]	Source: Pitchbook LCD, “Q1 Credit Markets Quarterly Wrap” (April 1, 2026).
[3]	Source: Pitchbook LCD, CLO Global Databank (retrieved from www.lcdcomps.com, April 1, 2026).
[4]	Secured Overnight Financing Rate (SOFR).
[5]	Source: BofA Global Research, “CLO Factbook” (April 10, 2026).
[6]	The Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”) is designed to measure the performance of the 100 largest facilities in the US leveraged loan market.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS

March 31, 2026 (Unaudited)

XA Investments LLC (“XAI”) serves as the investment adviser to the XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”). Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments.

Lauren B. Law, Senior Portfolio Manager at Octagon and a member of Octagon’s Investment Committee serves as lead portfolio manager of the Trust. Ms. Law is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following members of Octagon’s Investment Committee: Gretchen M. Lam (Chief Executive Officer), Michael B. Nechamkin (Chief Investment Officer and Senior Portfolio Manager), Sean M. Gleason (Portfolio Manager), and Maegan Gallagher (Head of Trading and Capital Markets, Head of Strategic Initiatives).

What is the Trust’s investment objective and how is it pursued?

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. The Trust invests primarily in below investment grade credit instruments that are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Trust may invest without limitation in credit instruments that are illiquid. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating-rate credit instruments and other structured credit investments. "Managed Assets" means the total assets of the Trust, including assets attributable to the Trust's use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments.

Leveraged loans are debt obligations (also commonly referred to as “senior loans” or “floating-rate loans”) issued by a bank to a corporation that generally holds legal claim to the borrower’s assets above all other debt obligations. Leveraged loans and CLO debt securities typically use Term Standard Overnight Financing Rate (“SOFR”) as a reference interest rate.

CLOs are a type of structured credit vehicle that typically invests in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month SOFR. CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

The Trust uses leverage to seek to enhance total return and income. Although leverage may create an opportunity for increased return and income for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the leverage strategy will be successful. If income and gains on securities purchased with leverage proceeds are greater than the cost of the leverage, common shareholders’ return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of leverage are less than the cost of leverage, common shareholders’ return will be less than if leverage had not been used.

Describe the market conditions for leveraged loans during the six months ended March 31, 2026, and Octagon’s outlook.

U.S. leveraged loans generated a return of 0.66% during the six-month period ended March 31, 2026 (the “Period”), as measured by the Morningstar LSTA U.S. Leveraged Loan Index (the “Morningstar LLI”).¹ Elevated reference rates and generally stable corporate earnings supported credit fundamentals over the Period; however, investor sentiment weakened during the first quarter of 2026 in response to sector-specific concerns (driven primarily by AI disruption fears) as well as mounting geopolitical tensions and macroeconomic uncertainty.2

Loan market conditions were strong in the fourth quarter of 2025 and constructive at the onset of 2026 before deteriorating in late January as a technology led equity sell off spilled into credit markets and reversed the loan repricing momentum that had persisted into early 2026. Secondary loan prices remained under pressure through February before stabilizing and modestly rebounding in March.7 Software related loans participated in the March recovery, though prices remained below earlier period levels due to ongoing AI driven uncertainty.3 Other sectors affected by perceived AI risks, including Healthcare Technology and Insurance, also recovered partially by quarter end.3 Overall, the weighted average bid price of the Morningstar LLI declined by approximately two points during the first quarter of 2026, and loans ultimately returned 0.55% in the first quarter.2 Spread widening was most pronounced among actively traded B-rated loans, with average new issue B-rated spreads widening by more than 1.0% between January and late March 2026.2

Loan issuance moderated during the Period as refinancing and repricing activity slowed materially amid increased volatility. Loan supply contracted during the first quarter of 2026 as repayments outpaced issuance, resulting in a $19.1 billion net reduction of outstanding loan balances.2 While refinancing and repricing volumes declined year over year, M&A driven issuance rebounded meaningfully during the first quarter of 2026, albeit concentrated in a limited number of larger, higher quality transactions.2,3 CLO formation remained the most resilient source of demand for loans during the Period, while retail loan funds experienced continued net outflows.2

Credit performance remained relatively stable. As of March 31, 2026, the trailing 12 month conventional default rate (capturing bankruptcies, missed debt payments, etc., excluding liability management exercises or “LMEs”) for the Morningstar LLI rose modestly to 1.44% as of March 31, 2026, from 0.82% as of March 31, 2025, while the dual track default rate (inclusive of conventional/payment defaults and distressed exchanges, calculated on an issuer count basis) declined to 3.48% as of March 31, 2026, from 4.31% as of March 31, 2025.4

In our view, loans demonstrated resilience amid a challenging market backdrop, supported by their floating rate coupon, stable borrower earnings, and attractive income profiles. With dispersion elevated and sector specific risks persisting, particularly related to technology and AI, we believe in a selective approach focused on credit quality and downside protection, and we are intently focused on managing outsized idiosyncratic risk in the Trust’s loan portfolio.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS

March 31, 2026 (Continued) (Unaudited)

Describe the current market conditions for the CLO market and Octagon’s outlook.

U.S. broadly syndicated loan (“BSL”) CLO debt tranches delivered mixed performance during the six-month period ended March 31, 2026, with returns ranging from 2.25% for AAA-rated tranches to 2.14% for BB-rated tranches, as measured by the J.P. Morgan CLO Index (“CLOIE”).5 Market conditions were constructive early in the Period but shifted materially in late January and February as risk-off sentiment, driven by AI related concerns and software sector weakness, led to spread widening across the CLO capital structure.2

Primary BSL CLO AAA liability spreads tightened to a low of approximately Secured Overnight Financing Rate (“SOFR”) plus 1.15% in mid February 2026 before widening to SOFR plus 1.23% by the end of the period, roughly 0.03% wide of the prior quarter’s SOFR plas 1.20% average.6 The CLO AAA term curve flattened—and in some cases inverted—during the first quarter of 2026, with shorter dated AAA paper clearing wider than select longer dated structures.6 Lower rated tranches experienced more pronounced spread widening, with BBB and BB CLO debt spreads widening approximately 0.35% and 0.88%, respectively, relative to the prior six-month period.7

Primary CLO issuance remained active throughout the Period despite a seasonal slowdown in January, with approximately $102 billion of new BSL and middle market CLOs priced.8 Net CLO supply declined over the Period despite strong issuance pace due to elevated paydowns of post-reinvestment period (“RP”) CLO liabilities (amortization).9 Refinancings were broadly in line with the prior six month period ( 1%), while reset volumes declined 25%.8 Activity slowed towards the end of the first quarter of 2026, with just 14 CLO resets priced in March 2026 (totaling $6.7 billion), compared to 54 transactions totaling $25.6 billion earlier in the quarter.2 We attribute the recent decline in reset activity to a more cautious investor sentiment amid elevated credit risk and materially weakened CLO equity market value metrics which have made capital intensive deal resets more challenging. Growth in CLO debt focused ETFs continued to support demand, particularly for investment grade tranche strategies, while secondary CLO market liquidity improved meaningfully late in the Period as secondary spreads widened beyond primary levels.2,6 Per Bank of America, CLOs were the most actively traded securitized product during the first quarter of 2026.10

CLO equity performance remained pressured by ongoing loan spread compression and credit losses that accelerated during the Period. However, the late January/ February loan market sell off effectively halted aggressive loan repricing activity, which we view as a constructive development for CLO equity cash flows.2 Despite this pause, the impact of prior repricings has persisted. US CLOs reported 0.24% and 0.33% of notional par loss in the fourth quarter of 2025 and first quarter of 2026, respectively, driven by CCC loan sales and defaults.11,12 The median weighted average spread for reinvesting BSL CLOs tightened to SOFR plus 3.04% as of March 31, 2026, and the median equity distribution for reinvesting CLOs declined sequentially from 3.3% (of notional) reported in the fourth quarter of 2025 to 2.8% in the first quarter of 2026, reflecting continued pressure on equity arbitrage.6,13

CLO fundamentals remained generally stable. Median S&P-rated CCC concentrations for reinvesting CLOs declined modestly year over year, though some deterioration was observed late in the Period as overcollateralization cushions narrowed slightly and weighted average portfolio prices declined.6 We believe CLO structures remain fundamentally sound; however, elevated performance dispersion, persistent volatility, and higher for longer interest rate expectations reinforce the importance of disciplined credit selection and downside risk management across CLO portfolios.

How did the Trust perform for the period?

During the Period, the Trust’s total return based on market price was -28.82% and total return based on net asset value (“NAV”) was -16.29%. NAV return is net of management fees, operating expenses, and all other Trust expenses. All Trust total returns cited whether based on NAV or market price assume the reinvestment of all distributions. As of March 31, 2026, the Trust’s market price of $17.18 represented a discount of -22.96% to its NAV of $22.30. The market value of the Trust’s common shares fluctuates from time to time and may be higher or lower than the Trust’s NAV. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Relevant indices for the markets in which the Trust invests include the Trust’s benchmark, the Morningstar LSTA US Leveraged Loan 100 Index, which returned 1.05% for the Period, Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index, which returned 0.79% for the Period, and the J.P. Morgan BB/B CLO Debt Index, which returned -2.52% for the Period. There is no representative benchmark index for CLO equity in the marketplace.

What were the distributions over the period?

During the Period, the Trust paid a post-reverse split monthly distribution of $0.35 per share on October 1, November 3, December 1, and December 31. The Trust paid a post-reverse split distribution of $0.30 on January 30, and March 2. The Trust’s distribution of $0.30 per share declared on March 2, 2026 represented an annualized distribution rate of 20.95% based on the Trust’s closing market price of $17.18 per common share on March 31, 2026. The Trust’s distribution rate is not constant, and the amount of distributions, when and if declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust.

The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions and to distribute any net realized long-term capital gains to common shareholders at least annually. The Trust’s net investment income and capital gain can vary significantly over time; however, the Trust seeks to maintain stable common share monthly distributions over time. There is no assurance the Trust will pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital.

Please see Note 4 of the Notes to the Financial Statements for more information on distributions for the Period.

Discuss the Trust’s use of leverage.

The Trust uses leverage as part of its investment strategy to finance the purchase of additional securities that may provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is unlevered. Given the average cost of leverage during the Period of 5.72%, the leverage employed by the Trust is expected to be accretive to income generation. The Trust currently employs leverage through the combination of a bank borrowing facility and preferred shares outstanding. As of March 31, 2026, the amount of outstanding borrowings under the facility was $167,000,000, which represented approximately 28.81% of the Trust’s Managed Assets (including the proceeds from borrowing). As of March 31, 2026, the 5.92% Series A Mandatory Redeemable Preferred Shares represented an aggregate liquidation preference of $73,000,000. Total leverage was $240,000,000 as of March 31, 2026, representing 41.40% of the Trust’s Managed Assets.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS

March 31, 2026 (Continued) (Unaudited)

The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage. The Trust may utilize leverage, to the maximum extent permitted under the Investment Company Act of 1940, as amended. Because a portion of the Trust’s assets may consist of illiquid investments, to the extent that the Trust must dispose of portfolio holdings to meet its regulatory asset coverage ratio, the Trust may be required to dispose of more liquid holdings at times or on terms that the Trust would otherwise consider undesirable, which may pose particular risks during adverse or volatile market conditions. While leverage may increase the income of the Trust in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Trust’s NAV to change to a greater degree than the market as a whole. This change in NAV can create volatility in Trust pricing.

Index Definitions

The Trust is actively managed and does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Trust. Past performance is not a predictor of future market performance. It is not possible to invest directly in an index.

The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded.

The J.P. Morgan CLO Debt Index represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index referenced herein tracks BB-rated CLO debt.

The Morningstar LLI is a market-value weighted index designed to measure the performance of the US leveraged loan market. The index universe comprises syndicated, senior secured, US-dollar denominated leveraged loans covered by PitchBook Leveraged Commentary & Data (“PitchBook LCD”), a Morningstar Company. Loan facilities included in the Morningstar LLI must have a one year (at inception) minimum term, an initial minimum spread of LIBOR/SOFR +1.25%, and a minimum size of $50mm (initially funded). LSTA/Refinitiv Mark-to-Market Pricing is used to price each loan in the index. LSTA/Refinitiv Mark-to-Market Pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Please note, the performance information presented herein for the Morningstar LLI reflects restated returns for the period June 25, 2022 – February 27, 2023, pursuant to a recent notification issued by PitchBook LCD that a technical error had occurred in the calculation of accrued interest for certain securities dating back to June 25, 2022. Consequently, previous communications reflected overstated returns.

The Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”) is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Index constituents are market-value weighted, subject to a single loan facility weight cap of 2%. Loan facilities included in the Morningstar 100 must have a one year (at inception) minimum term, an initial minimum spread of LIBOR/SOFR + 1.25%, and a minimum size of $50mm (initially funded). LSTA/Refinitiv Mark-to-Market Pricing is used to price each loan in the index. LSTA/Refinitiv Mark-to-Market Pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Please note, the performance information presented herein for the Morningstar 100 reflects restated returns for the period June 25, 2022 – February 27, 2023, pursuant to a recent notification issued by PitchBook LCD that a technical error had occurred in the calculation of accrued interest for certain securities dating back to June 25, 2022. Consequently, previous communications reflected overstated returns.

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

The views expressed in these Questions & Answers reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

There can be no assurance that the Trust will achieve its investment objective or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, exchange-listed closed-end funds often trade at a discount to their NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS

March 31, 2026 (Continued) (Unaudited)

There is no guarantee the Trust’s investment objective will be achieved. Exchange-listed closed-end fund shares may frequently trade at a discount or premium to their NAV. CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments and may be difficult to value or be illiquid. The value of CLOs may decrease if ratings agencies revise their ratings criteria and, as a result, lower the rating of a CLO in which the Trust has invested. Senior loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit quality debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Trust’s potential return and its risks; there is no guarantee a trust’s leverage strategy will be successful. The Trust’s shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation.

Visit the Trust’s website (www.xainvestments.com/XFLT) for additional information regarding the Trust. The Trust regularly updates performance and certain other data and publishes material information as necessary from time to time on its website. Investors and others are advised to check the website for updated information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be, and should not be construed as, legal or tax advice and/or legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

Paralel Distributors LLC is the distributor for the at-the-market offering of the Trust. Paralel is not affiliated with XA Investments LLC or Octagon Credit Investors LLC.

[1]	Sources: Pitchbook Leveraged Commentary & Data (Pitchbook LCD), Morningstar LSTA Leveraged Loan Index. Represents metrics for the Morningstar LSTA Leveraged Loan Index (“Morningstar LLI”) as of the stated date.
[2]	High yield bonds are represented by the ICE/BofA US High Yield Bond Index, investment grade bonds are represented by ICE/BofA US Corporate Index, and 10-year U.S. Treasury Bonds are represented by the ICE BofA Current 10-Year US Treasury Index. Sources: Morningstar/LSTA, Bloomberg.
[3]	Source: Pitchbook LCD, Credit Markets Quarterly Wrap – Fourth quarter, 2024 (January 3, 2025).
[4]	Source: J.P. Morgan North America Credit Research: “Credit Strategy Weekly Update” (May 16, 2025).
[5]	Source: Pitchbook LCD, Credit Markets Quarterly Wrap – First quarter, 2025 (April 1, 2025).
[6]	Source: Pitchbook LCD (March 31, 2025).
[7]	Source: J.P. Morgan Data Query, as of the stated date.
[8]	Source: Pitchbook LCD, “CLO Global Databank” (retrieved from www.lcdcomps.com, March 31, 2025).
[9]	Source: BofA Global Research, “CLO Weekly” (April 4, 2025).
[10]	“Top-tier” denotes managers that have issued 20 or more CLOs between 2011 and 2024.
[11]	Source: BofA Global Research, “CLO Factbook” (April 4, 2025).
[12]	Source: J.P. Morgan Credit Research, “CLO Bad Moon Rising – Revising the Forecast” (April 4, 2025).
[13]	Source: J.P. Morgan North America Credit Research, “CLO Weekly” (May 12, 2025).
[14]	Source: BofA Global Research, “BofA Global Research CLO Equity Data Feb 2025” (March 31, 2025).
[15]	Source: BofA Global Research, “CLO Weekly: Loan Downgrades, CLO Impairments, NAIC Updates & Apr Equity Payments” (April 25, 2025).

XAI Octagon Floating Rate & Alternative Income Trust

TRUST PORTFOLIO INFORMATION

March 31, 2026 (Unaudited)

Growth of a $10,000 Investment (as of March 31, 2026)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Trust since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Trust’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. The chart assumes that distributions from the Trust are reinvested.

Summary Performance (as of March 31, 2026)

	Cumulative			Average Annual
	1 Month	3 Month	6 Month	1 Year	3 Years	5 Years	Since Inception (September 27, 2017)
XAI Octagon Floating Rate & Alternative Income Trust - NAV	-1.25%	-12.21%	-16.29%	-13.15%	4.05%	2.59%	3.28%
XAI Octagon Floating Rate & Alternative Income Trust - Market Price	4.47%	-24.75%	-28.82%	-31.05%	-5.16%	-5.30%	-0.10%
Morningstar LSTA US Leveraged Loan 100 Index*	1.22%	-0.78%	1.05%	5.94%	8.35%	5.91%	5.19%

*	The Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”) is designed to measure the performance of the 100 largest facilities in the US leveraged loan market.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted.

XAI Octagon Floating Rate & Alternative Income Trust

TRUST PORTFOLIO INFORMATION

March 31, 2026 (Continued) (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Holding	Type
RR 19 Ltd.	Collateralized Loan Obligations Equity	1.43%
TICP CLO XV Ltd.	Collateralized Loan Obligations Equity	1.37%
OCP CLO 2024-36, Ltd.	Collateralized Loan Obligations Equity	1.04%
Oaktree CLO 2022-3 Ltd.	Collateralized Loan Obligations Equity	1.01%
Neuberger Berman Loan Advisers CLO 47 Ltd.	Collateralized Loan Obligations Equity	0.98%
Apidos CLO XLIX Ltd	Collateralized Loan Obligations Equity	0.93%
OHA Credit Partners XII Ltd.	Collateralized Loan Obligations Equity	0.91%
Apidos CLO XLVIII Ltd.	Collateralized Loan Obligations Equity	0.89%
Sixth Street CLO XVI Ltd.	Collateralized Loan Obligations Equity	0.84%
CIFC Funding 2021-V Ltd.	Collateralized Loan Obligations Equity	0.82%
Total		10.21%

*	Holdings may vary, are subject to change, and exclude Money Market Mutual Funds.

Asset Allocation*	% of Total Investments
Senior Secured First Lien Loans	46.89%
Collateralized Loan Obligations Equity	35.29%
Collateralized Loan Obligations Debt	15.23%
Money Market Funds	1.52%
Corporate Bonds	0.52%
Secured Second Lien Loans	0.51%
Common Stocks	0.04%

*	Holdings may vary and are subject to change.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT - 25.66%(a)(b)
Anchorage Capital CLO 6 Ltd.	3M SOFR + 6.15%	07/22/2038	$1,765,000	$1,712,420
Anchorage Capital CLO 15 Ltd.	3M SOFR + 6.05%	07/20/2038	2,000,000	1,952,313
Anchorage Capital CLO 20 Ltd.	3M SOFR + 7.00%	01/20/2035	1,500,000	1,343,387
Anchorage Capital CLO 21 Ltd.	3M SOFR + 6.25%	10/20/2034	2,000,000	1,795,224
Anchorage Capital CLO 37 Ltd.	3M SOFR + 5.90%	04/20/2039	975,000	975,000
Apidos CLO XLV Ltd.	3M SOFR + 5.15%	07/26/2038	500,000	489,870
Apidos CLO XXXV	3M SOFR + 5.75%	04/20/2034	1,000,000	961,868
Apidos Loan Fund 2024-1 Ltd.	3M SOFR + 4.75%	10/25/2038	750,000	737,905
Ares XLIV CLO Ltd.	3M SOFR + 6.25%	04/15/2034	1,000,000	906,614
Barings CLO Ltd. 2025-IV	3M SOFR + 5.00%	10/15/2040	1,600,000	1,569,840
Benefit Street Partners CLO Ltd.	3M SOFR + 4.75%	04/20/2038	1,288,000	1,228,149
Benefit Street Partners CLO XVII Ltd.	3M SOFR + 6.15%	10/15/2037	2,100,000	2,051,119
Benefit Street Partners CLO XXIII Ltd.	3M SOFR + 5.25%	04/25/2034	1,500,000	1,473,524
Benefit Street Partners CLO XXIX Ltd.	3M SOFR + 4.60%	01/25/2038	1,750,000	1,698,398
Benefit Street Partners CLO XXV Ltd.	3M SOFR + 4.60%	01/15/2035	480,000	468,360
Benefit Street Partners CLO XXVIII Ltd.	3M SOFR + 5.40%	10/20/2037	2,000,000	1,938,378
Benefit Street Partners CLO XXXII Ltd.	3M SOFR + 4.70%	10/25/2038	2,400,000	2,322,474
Canyon CLO 2020-2 Ltd.	3M SOFR + 5.75%	10/15/2034	1,500,000	1,357,335
Canyon CLO 2025-2 Ltd.	3M SOFR + 5.25%	10/15/2038	2,000,000	1,967,291
Carlyle US CLO 2019-4 Ltd.	3M SOFR + 6.60%	04/15/2035	750,000	701,695
Carlyle US CLO 2023-2 Ltd.	3M SOFR + 5.75%	07/20/2038	2,000,000	1,964,457
Carlyle US CLO 2025-2 Ltd.	3M SOFR + 6.75%	07/25/2038	845,000	842,203
Carlyle US CLO 2026-3 Ltd.	3M SOFR + 6.00%	04/15/2039	1,500,000	1,500,000
CBAM 2018-8 Ltd.	3M SOFR + 6.37%	07/15/2037	1,000,000	947,940
CIFC Funding 2019-III Ltd.	3M SOFR + 5.00%	01/16/2038	2,750,000	2,673,006
CIFC Funding 2019-V Ltd.	3M SOFR + 4.90%	10/15/2038	1,000,000	981,867
CIFC Funding 2019-VI Ltd.	3M SOFR + 6.25%	07/16/2037	700,000	671,534
CIFC Funding 2022-I Ltd.	3M SOFR + 6.40%	04/17/2035	2,000,000	1,913,023
CIFC Funding 2022-III Ltd.	3M SOFR + 6.50%	04/21/2035	850,000	810,476
CIFC Funding 2025-VI Ltd.	3M SOFR + 4.75%	10/23/2038	625,000	614,345
Clover CLO 2021-3 LLC	3M SOFR + 4.90%	01/25/2035	2,000,000	1,888,630
Diameter Capital CLO 4 Ltd.	3M SOFR + 4.55%	01/15/2039	600,000	581,320
Diameter Capital CLO 5 Ltd.	3M SOFR + 4.85%	01/15/2039	1,500,000	1,469,714
Dryden 87 CLO Ltd.	3M SOFR + 6.35%	08/20/2038	1,000,000	964,808
Elmwood CLO 25 Ltd.	3M SOFR + 5.25%	04/17/2037	2,000,000	1,956,025
Elmwood CLO 46 Ltd.	3M SOFR + 5.00%	01/17/2039	2,000,000	1,987,321
Garnet CLO 2 Ltd.	3M SOFR + 5.25%	10/20/2038	730,000	719,943
Garnet CLO 3 Ltd.	3M SOFR + 4.95%	10/20/2038	1,500,000	1,484,591
Garnet CLO 4 Ltd.	3M SOFR + 5.00%	01/20/2039	1,500,000	1,471,852
Goldentree Loan Management US CLO 12 Ltd.	3M SOFR + 5.70%	07/20/2037	1,200,000	1,187,628
Golub Capital Partners CLO 74 B, Ltd.	3M SOFR + 6.10%	07/25/2037	750,000	727,016
KKR CLO 60 Ltd.	3M SOFR + 6.10%	01/15/2038	1,325,000	1,298,572
Madison Park Funding LX Ltd.	3M SOFR + 6.50%	10/25/2037	1,250,000	1,125,780
Madison Park Funding XXXIX Ltd.	3M SOFR + 6.25%	10/22/2034	1,500,000	1,205,571
Madison Park Funding XXXVII Ltd.	3M SOFR + 6.60%	04/15/2037	750,000	665,900
Magnetite XXIV Ltd.	3M SOFR + 6.40%	04/15/2035	500,000	471,457
Neuberger Berman CLO 32R Ltd.	3M SOFR + 5.15%	07/20/2039	1,500,000	1,477,157
Neuberger Berman Loan Advisers CLO 27 Ltd.	3M SOFR + 6.75%	07/15/2038	2,000,000	1,927,088
Neuberger Berman Loan Advisers CLO 40 Ltd.	3M SOFR + 5.15%	10/16/2037	2,170,000	2,025,155
Neuberger Berman Loan Advisers CLO 41 Ltd.	3M SOFR + 5.75%	04/15/2034	1,250,000	1,165,391
Neuberger Berman Loan Advisers CLO 57 Ltd.	3M SOFR + 5.50%	10/24/2038	1,875,000	1,869,601
Neuberger Berman Loan Advisers CLO 61 Ltd.	3M SOFR + 4.90%	07/17/2039	720,000	719,569
Oaktree CLO 2019-3 Ltd.	3M SOFR + 6.75%	01/20/2038	750,000	723,415
Oaktree CLO 2022-3 Ltd.	3M SOFR + 6.50%	10/15/2037	2,000,000	1,959,978
Oaktree CLO 2023-1 Ltd.	3M SOFR + 7.50%	04/15/2038	500,000	496,932
OHA Credit Funding 5 Ltd.	3M SOFR + 5.40%	10/18/2037	1,000,000	981,293
OHA Credit Funding 9 Ltd.	3M SOFR + 5.50%	10/19/2037	1,000,000	983,885
Rad CLO 10 Ltd.	3M SOFR + 5.85%	04/23/2034	2,000,000	1,807,455
Rad CLO 11 Ltd.	3M SOFR + 6.25%	04/15/2034	1,300,000	1,214,567
Regatta 33 Funding Ltd.	3M SOFR + 6.65%	07/25/2038	770,000	755,567
Regatta 34 Funding Ltd.	3M SOFR + 6.50%	07/20/2038	2,000,000	1,968,315
Regatta XII Funding Ltd.	3M SOFR + 6.90%	10/15/2037	1,500,000	1,434,544

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value

COLLATERALIZED LOAN OBLIGATIONS DEBT - 25.66%(a)(b) (Continued)
Regatta XIX Funding Ltd.	3M SOFR + 5.25%	10/20/2038	$750,000	$704,737
Regatta XXIV Funding Ltd.	3M SOFR + 5.15%	01/20/2038	1,000,000	856,470
Regatta XXIX Funding Ltd.	3M SOFR + 5.85%	09/06/2037	375,000	365,454
RR 19 Ltd.	3M SOFR + 4.70%	04/15/2040	500,000	486,271
Shackleton 2019-XIV CLO Ltd.	3M SOFR + 5.90%	07/20/2034	1,000,000	937,973
Sound Point CLO XVIII Ltd.	3M SOFR + 5.50%	01/21/2031	500,000	226,809
Symphony CLO XXI Ltd.	3M SOFR + 6.60%	07/15/2032	1,000,000	862,259
Trestles CLO IV, Ltd	3M SOFR + 5.25%	10/30/2038	1,500,000	1,436,749
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT Cost $91,132,925)				87,162,777

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 59.45%(a)(c)
AIMCO CLO 16 Ltd.	8.11%	07/17/2037	1,812,000	921,638
ALM 2020 Ltd.(d)	N/A	10/15/2029	5,000,000	500
Anchorage Capital CLO 7 Ltd.	23.13%	01/28/2031	1,750,000	380,275
Anchorage Capital CLO 13 LLC	7.14%	04/15/2034	7,000,000	2,137,730
Anchorage Capital CLO 16 Ltd.	8.32%	01/19/2038	3,305,720	1,085,532
Anchorage Capital CLO 1-R Ltd.(d)	N/A	04/13/2031	4,150,000	29,915
Anchorage Capital CLO 3-R Ltd.(d)	N/A	01/28/2031	1,400,000	6,762
Apidos CLO XLIX Ltd	15.65%	10/24/2037	10,000,000	5,283,800
Apidos CLO XLVIII Ltd.	7.38%	07/25/2037	9,000,000	5,074,290
Apidos CLO XXVII(d)	N/A	07/17/2030	1,300,000	36,257
Ares LIX CLO Ltd.	10.58%	04/25/2034	3,500,000	977,060
Ares LVIII CLO Ltd.	9.24%	04/15/2038	12,425,000	4,143,365
Ares XLIV CLO Ltd.	7.93%	04/15/2034	6,288,428	726,313
Ballyrock CLO 19 Ltd.	7.00%	04/20/2035	4,200,000	1,297,137
Benefit Street Partners CLO XII-B Ltd.	12.24%	10/15/2030	4,500,000	2,574,000
Benefit Street Partners CLO XXIII Ltd.	12.54%	04/25/2034	5,000,000	2,190,500
Benefit Street Partners CLO XXV Ltd.	18.05%	01/15/2035	5,250,000	2,679,337
Benefit Street Partners CLO XXVII Ltd.	13.72%	10/20/2037	2,250,000	1,665,202
Benefit Street Partners CLO XXXIV Ltd.	8.95%	07/25/2037	4,700,000	2,659,448
Benefit Street Partners CLO XXXVI Ltd.	11.19%	01/25/2038	2,560,000	1,472,870
Carlyle US CLO 2019-4 Ltd.	4.75%	04/15/2035	8,740,000	2,439,334
Carlyle US CLO 2021-10 Ltd.	17.15%	01/20/2038	14,549,815	4,222,211
Carlyle US CLO 2021-2 Ltd.	14.80%	04/20/2038	2,530,000	1,115,224
Carlyle US CLO 2021-4 Ltd.	7.27%	04/20/2034	1,000,000	376,000
Carlyle US CLO 2021-5 Ltd.	7.82%	07/20/2034	4,000,000	1,368,000
Carlyle US CLO 2022-2 Ltd.	14.68%	01/20/2038	4,391,000	1,548,091
Carlyle US CLO 2023-2 Ltd.	15.53%	07/20/2036	4,534,341	2,193,306
CIFC Funding 2017-III Ltd.	2.72%	07/20/2030	1,400,000	300,622
CIFC Funding 2017-V Ltd.	5.50%	07/17/2037	6,500,000	1,591,850
CIFC Funding 2018-I Ltd.	8.29%	04/18/2031	10,250,000	2,544,665
CIFC Funding 2018-II Ltd.	13.29%	10/20/2037	5,100,000	1,482,049
CIFC Funding 2018-V Ltd.	6.59%	07/15/2038	5,298,000	1,765,506
CIFC Funding 2019-III Ltd.	10.60%	01/16/2038	840,000	476,557
CIFC Funding 2019-V Ltd.	9.45%	10/15/2038	2,500,000	1,241,450
CIFC Funding 2019-V Ltd.	15.37%	10/15/2038	8,279,438	4,111,404
CIFC Funding 2020-II Ltd.	13.07%	10/20/2034	1,806,500	691,876
CIFC Funding 2020-III Ltd.	12.92%	10/20/2038	203,350	106,921
CIFC Funding 2021-II Ltd.	11.24%	04/15/2034	7,705,900	3,207,581
CIFC Funding 2021-V Ltd.	14.87%	01/15/2038	10,086,431	4,715,205
CIFC Funding 2021-VII Ltd.	9.35%	01/23/2035	1,000,000	461,570
CIFC Funding 2022-IV Ltd.	11.74%	07/16/2035	2,500,000	1,194,775
Clover CLO 2019-1 Ltd.	12.24%	04/18/2035	8,339,200	3,050,484
Clover CLO 2021-3 LLC	15.03%	01/25/2035	5,500,000	2,043,965
Dryden 87 CLO Ltd.	6.52%	08/20/2038	2,831,400	728,321
Elmwood CLO I Ltd.	3.35%	10/20/2033	6,000,000	2,625,900
Galaxy 33 CLO Ltd.	4.48%	04/20/2037	2,000,000	1,057,720
Generate CLO 3 Ltd.	6.91%	10/20/2029	7,008,000	1,703,084
Generate CLO 12 Ltd.	10.76%	07/20/2036	8,000,000	3,394,480
Generate CLO 14 Ltd.	2.58%	04/22/2037	8,000,000	2,782,720
Harmony-Peace Park CLO, Ltd.	10.12%	10/20/2037	5,275,000	2,559,958

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 59.45%(a)(c)(Continued)
Madison Park Funding XXIX Ltd.	10.34%	10/18/2047	$4,330,700	$857,175
Madison Park Funding XXVIII Ltd.	8.52%	07/15/2030	5,949,336	1,133,705
Madison Park Funding XXXVII Ltd.	5.67%	04/15/2037	4,648,815	1,138,030
Neuberger Berman CLO XXI Ltd.	10.97%	01/20/2039	4,425,109	1,966,961
Neuberger Berman Loan Advisers CLO 47 Ltd.	11.05%	04/14/2035	15,000,000	5,608,500
Neuberger Berman Loan Advisers CLO 50 Ltd.	8.63%	07/23/2036	6,500,000	2,809,105
Neuberger Berman Loan Advisers CLO 53 Ltd.	10.56%	10/24/2037	7,325,000	3,885,913
Neuberger Berman Loan Advisers CLO 54 Ltd.	6.78%	04/23/2038	3,465,000	1,710,393
Neuberger Berman Loan Advisers CLO 55 Ltd.	6.14%	04/22/2038	4,600,000	2,390,528
Niagara Park CLO Ltd.	12.80%	07/17/2032	2,648,000	901,114
Niagara Park CLO Ltd.(d)	N/A	01/17/2038	225,000	220,311
NYACK Park CLO Ltd.	10.29%	10/20/2038	1,358,700	439,648
Oak Hill Credit Partners X-R Ltd.	12.17%	04/20/2034	9,091,692	2,933,616
Oaktree CLO 2019-3, Ltd.	11.41%	01/20/2038	4,000,000	1,661,840
Oaktree CLO 2022-3 Ltd.	9.92%	10/15/2037	13,250,000	5,758,450
OCP CLO 2018-15 Ltd.	14.94%	07/20/2031	6,000,000	1,842,720
OCP CLO 2020-8R Ltd.	14.97%	10/17/2038	5,390,000	1,484,460
OCP CLO 2022-24 Ltd.	7.16%	10/20/2037	7,445,299	2,967,771
OCP CLO 2024-36, Ltd.	12.46%	10/16/2037	11,000,000	5,969,920
OCP CLO 2024-38 Ltd.	7.75%	01/21/2038	5,000,000	2,801,500
OHA Credit Partners XI Ltd.	8.29%	04/20/2037	4,003,000	1,625,458
OHA Credit Partners XII Ltd.	5.47%	04/23/2037	13,537,295	5,209,422
OHA Credit Partners XIII Ltd.	9.43%	10/21/2034	1,600,000	742,176
Palmer Square CLO 2024-2 Ltd.	7.34%	07/20/2037	4,000,000	1,974,320
Rad CLO 12 Ltd.	9.53%	10/30/2034	6,000,000	2,089,620
Regatta XIX Funding Ltd.	14.79%	04/20/2035	12,102,000	5,773,259
Regatta XVIII Funding Ltd.	12.66%	01/15/2034	7,175,322	3,200,983
Regatta XXIV Funding Ltd.	10.30%	01/20/2035	5,000,000	1,936,150
Regatta XXVII Funding Ltd.	5.80%	04/26/2037	6,000,000	2,799,780
RR 19 Ltd.	12.77%	10/15/2035	13,108,000	8,197,088
RR 25 Ltd.	4.69%	10/15/2037	9,780,000	3,912,000
Sixth Street CLO XVI Ltd.	4.13%	10/20/2032	9,170,000	4,779,863
Sixth Street CLO XVII Ltd.	11.07%	01/20/2034	1,100,000	541,739
Sixth Street CLO XXIV Ltd.	6.01%	04/23/2037	7,500,000	4,055,550
Sixth Street CLO XXV Ltd.	7.01%	07/24/2037	7,000,000	3,905,930
THL Credit Wind River 2018-2 CLO Ltd.(d)	N/A	07/15/2030	3,031,000	60,438
THL Credit Wind River 2018-3 CLO Ltd.(d)	N/A	01/20/2031	3,000,000	148,290
Thompson Park CLO Ltd.	10.35%	04/15/2034	4,000,000	1,332,000
TICP CLO XV Ltd.	10.61%	04/20/2033	21,000,000	7,816,620
Unity-Peace Park CLO Ltd.	5.04%	04/20/2035	4,000,000	899,720
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $325,934,247)				201,924,826

	Coupon	Maturity Date	Principal Amount	Value
CORPORATE BONDS - 0.88%(a)
Chemicals - 0.11%
Herens Holdco S.a.r.l., Senior Secured Bond	4.75%	05/15/2028	444,000	374,410
Diversified Telecommunication Services - 0.14%
Altice France SA, Senior Secured Bond	6.88%	07/15/2032	508,385	481,536
Hotels, Restaurants & Leisure - 0.09%
Fertitta Entertainment LLC, Senior Unsecured Bond	6.75%	01/15/2030	328,000	305,811
Industrial Conglomerates - 0.12%
MajorDrive Holdings IV, LLC, Senior Unsecured Bond	6.38%	06/01/2029	545,000	403,654
Insurance - 0.09%
Asurion LLC and Asurion Co-Issuer, Inc., Senior Unsecured Bond	8.38%	02/01/2034	309,000	299,810
Media - 0.21%
Gray Media, Inc., Senior Secured Bond	7.25%	08/15/2033	722,000	725,911
Wireless Telecommunication Services - 0.12%
Digicel International Finance Ltd., Senior Secured Bond	8.63%	08/01/2032	404,000	410,091
TOTAL CORPORATE BONDS (Cost $3,256,640)				3,001,223

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS - 0.86%(b)
Diversified Consumer Services - 0.03%
TruGreen LP, Initial	3M SOFR + 8.50%	11/02/2028	$125,392	$115,987
Electronic Equipment, Instruments & Components - 0.02%
Infinite Bidco LLC, Initial	3M SOFR + 7.00%	03/02/2029	69,869	63,581
Insurance - 0.61%
Alera Group, Inc., Second Lien Initial	1M SOFR + 5.50%	05/30/2033	750,000	722,498
Asurion, LLC, New B-4	1M SOFR + 5.25%	01/20/2029	629,844	625,120
CRC Insurance Group, LLC, Second Lien TL	3M SOFR + 4.75%	05/06/2032	750,000	741,330
				2,088,948
Pharmaceuticals - 0.05%
Alvogen Pharma US, Inc., TL	3M SOFR + 2.50%	03/01/2029	243,553	155,874
Software - 0.15%
Kaseya, TL	1M SOFR + 5.00%	03/21/2033	644,172	509,430
TOTAL SECURED SECOND LIEN LOANS (Cost $3,190,760)				2,933,820

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.01%(b)
Aerospace & Defense - 2.04%
Arcline FM Holdings, LLC, 2025-1 New TL	3M SOFR + 2.75%	06/23/2030	858,539	858,779
Kaman Corp., Delayed Draw(e)	3M SOFR + 2.50%	02/26/2032	28,136	28,109
Kaman Corp., Initial	3M SOFR + 2.50%	02/26/2032	1,517,782	1,517,493
PennAero, Initial	3M SOFR + 3.25%	03/16/2033	88,082	88,358
Propulsion (BC) Newco LLC, Initial	3M SOFR + 2.50%	12/01/2032	387,564	387,495
Signia Aerospace, 2025 Initial	3M SOFR + 2.75%	12/11/2031	2,115,273	2,117,917
Transdigm, Inc., Tranche J	1M SOFR + 2.50%	02/28/2031	1,066,573	1,066,455
Transdigm, Inc., Tranche M	1M SOFR + 2.50%	08/19/2032	169,883	169,842
Transdigm, Inc., Tranche N	1M SOFR + 2.50%	02/13/2033	594,064	594,177
VSE Corp., Term B	1M SOFR + 2.00%	03/17/2033	82,484	82,312
				6,910,937
Air Freight & Logistics - 0.22%
Brown Group Holding, LLC, 2022 Incremental B-2	3M SOFR + 2.50%	07/01/2031	468,012	468,424
Lasership, Inc., Tranche B	3M SOFR + 1.50%	08/10/2029	186,820	136,446
Lasership, Inc., Tranche E	3M SOFR + 1.50%	08/10/2029	503,894	127,233
				732,103
Auto Components - 0.67%
Clarios Global LP, Amendment No. 6	1M SOFR + 2.75%	01/28/2032	1,243,429	1,239,077
Eagle Recycling Bidco, Inc., Closing Date Initial	1M SOFR + 3.75%	12/17/2032	541,530	540,988
Holley, Inc., TL	1M SOFR + 3.75%	11/17/2028	495,402	492,306
				2,272,371
Automobiles - 1.42%
American Axle & Manufacturing, Inc., Tranche C	3M SOFR + 3.25%	02/03/2033	496,143	493,355
RealTruck Intermediate Holdings, Inc., Initial	3M SOFR + 3.75%	01/31/2028	139,199	93,394
RVR Dealership Holdings, LLC, 2026 Term B	1M SOFR + 4.50%	02/26/2033	617,175	594,031
Tenneco, Inc., Term A	3M SOFR + 4.75%	11/17/2028	1,230,938	1,196,324
Tenneco, Inc., Term B	3M SOFR + 5.00%	11/17/2028	576,970	561,524
The Hertz Corp., 2023 Incremental	1M SOFR + 3.75%	06/30/2028	24,754	17,823
The Hertz Corp., Initial Term B	1M SOFR + 3.50%	06/30/2028	828,920	611,329
The Hertz Corp., Initial Term C	1M SOFR + 3.50%	06/30/2028	164,010	120,957
Truck Hero, Inc., Incremental	3M SOFR + 5.00%	01/31/2028	336,307	229,530
Wand NewCo 3, Inc., Tranche B-2	1M SOFR + 2.50%	01/30/2031	909,201	900,681
				4,818,948
Beverages - 0.13%
Primo Brands Corp., 2026 Refinancing	1M SOFR + 2.75%	03/31/2031	446,163	446,650
Building Products - 3.82%
AI Aqua Merger Sub, Inc., 2026 Refinancing Term B	3M SOFR + 2.75%	07/30/2028	2,150,028	2,143,642
American Residential Services, 2025 Refinancing	3M SOFR + 2.75%	02/02/2032	397,000	394,519
Chariot Buyer LLC, Amendment No. 5 Incremental	1M SOFR + 2.75%	09/08/2032	1,327,295	1,313,544
Cornerstone Building Brands, Inc., Initial	3M SOFR + 5.63%	08/01/2028	492,366	263,416
Cornerstone Building Brands, Inc., Tranche B	3M SOFR + 3.25%	04/12/2028	1,245,221	701,769
Cornerstone Building Brands, Inc., Tranche C	3M SOFR + 4.50%	05/15/2031	295,694	140,455

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.01%(b)(Continued)
Building Products - 3.82% (continued)
Groundworks, LLC, Initial	3M SOFR + 3.00%	03/14/2031	$1,518,935	$1,513,710
Hobbs & Associates, LLC, Closing Date	1M SOFR + 2.75%	07/23/2031	925,296	917,394
Icebox Holdco III, Inc., Initial	3M SOFR + 3.25%	12/22/2031	913,232	913,232
Kodiak Building Partners, Initial	1M SOFR + 3.75%	12/04/2031	1,069,770	1,069,267
White Cap Buyer, LLC, Tranche C	1M SOFR + 3.25%	10/19/2029	2,888,551	2,771,940
Wilsonart International, Initial	3M SOFR + 4.25%	08/05/2031	974,322	845,225
				12,988,113
Capital Markets - 0.33%
Hudson River Trading LLC, Term B-2	1M SOFR + 2.50%	03/18/2030	1,124,831	1,119,049
Chemicals - 2.37%
CP Iris Holdco I, Inc. and CP Iris Holdco II, Inc., Delayed Draw(e)	1M SOFR + 4.00%	10/27/2032	65,468	64,632
CP Iris Holdco I, Inc. and CP Iris Holdco II, Inc., Initial	1M SOFR + 4.00%	10/27/2032	760,349	753,225
Discovery Purchaser Corp., Initial	3M SOFR + 3.75%	10/04/2029	1,036,082	1,017,692
Herens Holdco S.a.r.l., Facility B	3M SOFR + 3.93%	07/03/2028	1,376,986	1,199,121
Ineos Quattro Holdings UK Ltd., 2029 Tranche B	1M SOFR + 4.25%	04/02/2029	339,517	263,974
Ineos US Finance LLC, 2031 Repriced	1M SOFR + 3.00%	02/07/2031	948,257	811,775
Ineos US Petrochem LLC, 2031 Tranche B	1M SOFR + 4.25%	10/07/2031	93,969	66,013
Lummus Technology Holdings V LLC, Amendment No. 4 Existing Term B	1M SOFR + 2.50%	12/31/2029	1,813,555	1,797,686
MSOF Beacon, LLC, Initial	3M SOFR + 2.50%	12/23/2032	125,451	125,241
New Arclin U.S. Holding Corp., TL	1M SOFR + 3.50%	09/30/2028	368,768	365,195
Nouryon USA LLC, Repriced 2024 B-1	6M SOFR + 3.25%	04/03/2028	264,047	258,436
Nouryon USA LLC, Repriced 2024 B-2	3M SOFR + 3.25%	04/03/2028	595,057	582,662
Wesco Group LLC, Initial Term B	3M SOFR + 3.00%	10/09/2031	189,263	188,199
Windsor Holdings III, LLC., 2025 Term B	1M SOFR + 2.75%	08/01/2030	567,509	558,287
				8,052,138
Commercial Services & Supplies - 2.74%
Allied Universal Holdco LLC, Amendment No. 7 Replacement	1M SOFR + 3.25%	08/20/2032	1,915,334	1,914,280
AmSpec Parent, LLC, Closing Date	3M SOFR + 3.50%	12/22/2031	1,206,567	1,201,536
Ankura Consulting Group LLC, 2024-2 Repricing	3M SOFR + 3.50%	12/29/2031	1,595,608	1,519,817
Belfor USA Group, Inc., Tranche B-5	1M SOFR + 2.75%	11/01/2030	1,195,188	1,195,941
First Advantage Holdings, LLC, Term B-3	3M SOFR + 2.75%	10/31/2031	112,380	109,219
Garda World Security Corp., Fifteenth Additional TL	3M SOFR + 2.75%	02/01/2029	1,409,307	1,398,738
Genuine Financial Holdings, LLC, 2025 Replacement	1M SOFR + 3.25%	09/27/2030	1,493,217	1,277,447
GFL Environmental Services, Initial	3M SOFR + 2.50%	03/03/2032	682,602	682,179
				9,299,157
Communications Equipment - 0.42%
Global Tel Link Corp., Initial	1M SOFR + 7.50%	08/06/2029	716,764	716,763
Gogo Intermediate Holdings LLC, Initial	1M SOFR + 3.75%	04/30/2028	802,764	697,907
				1,414,670
Construction & Engineering - 0.78%
Brand Industrial Services, Inc., Tranche C	3M SOFR + 4.50%	08/01/2030	624,603	534,554
DG Investment Intermediate Holdings 2, Inc., Closing Date Initial	1M SOFR + 3.25%	07/09/2032	1,847,895	1,845,585
Michael Baker International, LLC, Term B-1	3M SOFR + 4.00%	12/01/2028	271,448	271,109
				2,651,248
Construction Materials - 0.70%
Artera Services, LLC, Tranche C	1M SOFR + 4.50%	02/15/2031	320,971	272,826
LSF12 Crown US Commercial Bidco LLC, 2026 Refinancing	1M SOFR + 3.00%	12/02/2031	1,603,616	1,603,616
Mativ Holdings, Inc., Term B	1M SOFR + 3.75%	04/20/2028	155,960	155,570
Tiger Acquisition LLC, Initial	1M SOFR + 2.50%	08/23/2032	345,513	345,599
				2,377,611
Containers & Packaging - 1.66%
Berlin Packaging LLC, 2025 Replacement	3M SOFR + 3.25%	06/07/2031	749,449	720,513
Clydesdale Acquisition Holdings, Inc., 2025 Incremental Closing Date Term B	1M SOFR + 3.25%	04/01/2032	1,128,353	1,051,061
Clydesdale Acquisition Holdings, Inc., 2025 Incremental Delayed Draw Term B	1M SOFR + 3.25%	04/01/2032	2,677	2,495
Clydesdale Acquisition Holdings, Inc., Term B	1M SOFR + 3.18%	04/13/2029	500,000	475,850
Pelican Products, Inc., Initial	3M SOFR + 4.25%	12/29/2028	470,387	415,342
Pregis TopCo LLC, Tenth Amendment	1M SOFR + 4.00%	02/01/2029	217,954	217,518
Proampac PG Borrower LLC, Initial	1M SOFR + 4.00%	03/07/2033	580,914	559,565

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.01%(b) (Continued)
Containers & Packaging - 1.66% (continued)
RLG Holdings, LLC, Closing Date Initial	3M SOFR + 4.25%	07/07/2028	$1,312,153	$485,497
Sabert Corp., Term B	1M SOFR + 3.00%	12/10/2026	905,815	904,121
Tricorbraun Holdings, Inc., Closing Date Initial	1M SOFR + 3.25%	03/03/2031	845,908	802,200
				5,634,162
Distributors - 0.99%
Aramsco Parent, Inc., Closing Date Initial	3M SOFR + 4.75%	10/10/2030	384,586	263,157
BCPE Empire Holdings, Inc., Amendment No. 10	3M SOFR + 3.50%	12/29/2032	743,832	731,283
BCPE Empire Holdings, Inc., Amendment No. 8 Refinancing	1M SOFR + 3.25%	12/11/2030	2,391,007	2,352,154
				3,346,594
Diversified Consumer Services - 2.38%
AAdvantage Loyalty IP Ltd. and American Airlines, Inc., 2025 Incremental	3M SOFR + 2.75%	05/28/2032	1,073,417	1,062,146
Anticimex Global AB, Facility B8	3M SOFR + 2.90%	11/17/2031	506,139	506,245
Buzz Merger Sub Ltd., Initial	1M SOFR + 2.75%	01/29/2027	141,383	140,323
Sabre GLBL Inc, 2025 Term B-1	1M SOFR + 6.25%	07/30/2029	247,361	193,251
Sabre GLBL Inc, 2025 Term B-2	1M SOFR + 6.25%	07/30/2029	148,350	115,713
Spin Holdco Inc. and Air-Serv Canada, Inc., FL2O	3M SOFR + 4.00%	09/04/2030	2,111,943	1,652,596
Spin Holdco Inc. and Air-Serv Canada, Inc., Initial FL1O	3M SOFR + 5.43%	09/04/2030	332,590	338,549
Staples, Inc., Closing Date	3M SOFR + 5.75%	09/04/2029	267,652	242,642
Stubhub Holdings, Inc., Extended Term B	1M SOFR + 4.75%	03/15/2030	1,323,076	1,299,102
The Knot Worldwide, Inc., Amendment No. 5	1M SOFR + 3.75%	01/31/2028	863,769	733,668
TruGreen LP, Second Refinancing	3M SOFR + 4.00%	11/02/2027	174,102	165,397
Wash Bidco, Inc., Initial	1M SOFR + 3.25%	09/10/2032	547,702	548,617
WestJet Loyalty LP, Initial	3M SOFR + 2.75%	02/14/2031	1,125,060	1,090,307
				8,088,556
Diversified Financial Services - 4.86%
Ascensus Holdings, Inc., Amendment No. 4 Replacement	1M SOFR + 3.00%	11/25/2032	1,315,690	1,293,074
Blackhawk Network Holdings, Inc., Term B-3	1M SOFR + 3.50%	03/12/2029	1,677,283	1,653,382
Citrin Cooperman Advisors LLC, Initial	3M SOFR + 3.00%	04/01/2032	474,830	455,243
CoreLogic, Inc., Initial	1M SOFR + 3.50%	06/02/2028	975,116	930,631
First Eagle Holdings, Inc., Initial 2025	3M SOFR + 3.50%	08/16/2032	852,031	838,791
FNZ USA FINCO, LLC, Initial	3M SOFR + 5.00%	11/05/2031	1,304,810	1,027,133
Focus Financial Partners, LLC, Tranche B	1M SOFR + 2.50%	09/15/2031	1,975,359	1,908,888
Grant Thornton Advisors LLC, 2025 Incremental	1M SOFR + 2.75%	06/02/2031	2,078,096	1,931,549
Hightower Holdings, LLC, Amendment No. 10 Replacement	3M SOFR + 2.75%	02/03/2032	1,569,738	1,551,105
Nexus Buyer, LLC, Amendment No. 9 Refinancing	1M SOFR + 3.50%	07/31/2031	3,578,956	3,434,187
Nexus Buyer, LLC, Amendment No. 10	1M SOFR + 4.00%	07/31/2031	515,693	498,361
Osmose Holdings, Initial	1M SOFR + 3.25%	06/23/2028	994,045	975,099
				16,497,443
Diversified Telecommunication Services - 1.90%
Cogeco Financing 2 LP, Term B	1M SOFR + 3.25%	09/18/2030	294,931	278,972
LCPR Loan Financing LLC, 2021 Additional	3M SOFR + 3.75%	10/16/2028	558,979	371,877
Level 3 Financing, Inc., Term B-4	1M SOFR + 3.25%	03/29/2032	1,000,000	998,960
Numericable US LLC, TLB-14	3M SOFR + 6.88%	05/31/2031	828,975	829,497
Syniverse Holdings, LLC, Initial	3M SOFR + 7.00%	05/13/2027	555,494	512,443
Viasat, Inc., Incremental	1M SOFR + 4.50%	05/30/2030	370,499	370,440
Viasat, Inc., Initial	1M SOFR + 4.50%	03/02/2029	644,025	645,191
Wide Open West Finance, LLC, First Out	3M SOFR + 7.00%	12/11/2028	670,308	681,200
Wide Open West Finance, LLC, Second Out	3M SOFR + 3.00%	12/11/2028	249,506	230,341
Zacapa S.a.r.l., Initial	3M SOFR + 3.75%	03/22/2029	1,522,342	1,516,253
				6,435,174
Electrical Equipment - 0.59%
Pioneer AcquisitionCo, LLC, Initial	3M SOFR + 3.25%	10/27/2032	162,098	162,571
Resilience Parent, LLC, Initial	6M SOFR + 2.50%	02/28/2033	512,856	509,810
Spectris, Facility B2	3M SOFR + 2.75%	12/06/2032	130,348	130,348
Trio Bidco, LLC, Closing Date Term B	3M SOFR + 4.00%	10/29/2032	1,229,078	1,188,113
				1,990,842
Electronic Equipment, Instruments & Components - 0.14%
Infinite Bidco LLC., TL	3M SOFR + 3.75%	03/02/2028	496,267	467,578

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.01%(b) (Continued)
Food & Staples Retailing - 0.79%
BW Gas & Convenience Holdings, LLC, Initial	1M SOFR + 3.50%	03/31/2028	$684,127	$681,562
EG America, LLC, New Facility B4	1M SOFR + 3.25%	02/10/2031	1,184,750	1,183,861
Upbound, 2025 TL	3M SOFR + 2.75%	08/13/2032	820,180	818,474
				2,683,897
Food Products - 0.38%
Pacific Bells, LLC, Initial Term B-1	3M SOFR + 3.50%	11/13/2028	494,749	495,367
Snacking Investments US LLC, 2025 U.S. TL	3M SOFR + 3.00%	10/29/2032	319,016	318,882
TreeHouse Foods, Inc., Initial	1M SOFR + 4.25%	02/11/2033	490,244	487,386
				1,301,635
Health Care Equipment & Supplies - 0.93%
Bausch & Lomb Corp., Fourth Amendment	1M SOFR + 3.75%	01/15/2031	1,361,518	1,363,220
Hanger, Inc., Delayed Draw(e)	1M SOFR + 3.50%	10/23/2031	98,566	98,842
Hanger, Inc., Initial	1M SOFR + 3.50%	10/23/2031	1,219,169	1,221,302
Paradigm Parent, LLC, Initial	3M SOFR + 4.50%	04/16/2032	489,930	402,723
Syneos Health, TL	1M SOFR + 4.00%	09/28/2030	75,474	74,544
				3,160,631
Health Care Providers & Services - 5.98%
Azalea Topco, Inc., 2025 Refinancing	1M SOFR + 3.00%	04/30/2031	1,710,533	1,706,684
Charlotte Buyer, Inc., Second Refinancing	1M SOFR + 4.25%	02/11/2028	2,025,473	2,004,712
CHG Healthcare Services, Inc., Amendment No. 7 Refinancing	3M SOFR + 2.75%	09/29/2028	1,116,310	1,116,656
Cotiviti, Inc., Floating Rate TL	1M SOFR + 2.75%	05/01/2031	591,682	543,981
Covetrus, Inc., Initial	3M SOFR + 5.00%	10/13/2029	1,007,539	933,123
ExamWorks Group, Inc., 2025 Refinancing	1M SOFR + 2.50%	02/06/2033	682,045	680,769
Global Medical Response, Inc., Initial	3M SOFR + 3.50%	10/01/2032	1,749,803	1,742,297
Ingenovis Health, Inc., Initial	3M SOFR + 4.25%	03/06/2028	1,114,538	304,637
Lifepoint Health, Inc., 2024 Refinancing	3M SOFR + 3.75%	05/17/2031	2,345,807	2,345,220
National Mentor Holdings, Inc., Closing Date First Lien	1M SOFR + 6.00%	12/12/2030	385,740	383,329
National Mentor Holdings, Inc., Delayed Draw First Lien	1M SOFR + 6.00%	12/12/2030	165,317	164,284
Organon & Co., 2024 Converted Dollar	1M SOFR + 2.25%	05/19/2031	558,656	531,003
Outcomes Group Holdings, Inc., 2025 Replacement	3M SOFR + 3.00%	05/06/2031	588,177	587,536
Parexel International, Inc., Seventh Amendment	1M SOFR + 2.75%	12/12/2031	400,828	399,156
Select Medical Corp., Tranche B-3	1M SOFR + 3.00%	12/31/2031	596,638	594,400
Sharp Services, LLC, Tranche E	3M SOFR + 3.00%	09/29/2032	734,660	734,204
Solaris US BidCo, LLC, Initial	3M SOFR + 5.25%	11/29/2030	1,735,144	1,657,062
Southern Veterinary Partners, LLC, 2025 New TL	1M SOFR + 2.50%	12/04/2031	2,219,070	2,197,390
Summit Behavioral Health, LLC, First Out	3M SOFR + 5.75%	12/31/2029	177,865	182,682
Summit Behavioral Health, LLC, Second Out	3M SOFR + 4.25%	12/31/2029	653,529	560,943
WCG Intermediate Corp., 2026 Refinancing	1M SOFR + 2.75%	02/25/2032	977,940	951,458
				20,321,526
Health Care Technology - 1.72%
AthenaHealth Group, Inc., Initial	1M SOFR + 2.75%	02/15/2029	2,190,694	2,146,881
Gainwell Acquisition Corp., Term B	3M SOFR + 4.00%	10/01/2027	439,979	426,414
Hopper Merger Sub, Inc., Initial Term B	1M SOFR + 2.25%	01/14/2033	1,399,556	1,382,061
Raven Acquisition Holdings, LLC, Initial	1M SOFR + 3.00%	11/19/2031	1,170,353	1,146,735
Zelis Payments Buyer, Inc. & Zelis Cost Management Buyer, Inc., Amendment No. 5	1M SOFR + 3.25%	11/26/2031	774,936	748,588
				5,850,679
Hotels, Restaurants & Leisure - 4.46%
19th Holdings Golf, LLC, Initial	1M SOFR + 3.25%	02/07/2029	994,832	992,345
Allwyn International A.S., New B Facility	3M SOFR + 2.50%	11/24/2032	899,864	881,867
Arcis Golf, LLC, Amendment No. 3	1M SOFR + 2.75%	11/24/2028	255,707	255,495
BCPE Grill Parent, Inc., Initial	3M SOFR + 4.75%	09/30/2030	561,708	533,449
Betclic Group, Facility B	1M SOFR + 2.75%	12/10/2031	283,241	282,004
Bulldog Purchaser, Inc., Initial	3M SOFR + 3.25%	02/04/2033	1,334,764	1,331,427
Catawba Nation Gaming Authority, Term B	3M SOFR + 4.75%	03/29/2032	1,193,096	1,208,762
Dave & Buster's, Inc., 2024 Incremental Term B	3M SOFR + 3.25%	11/01/2031	997,973	829,745
Dave & Buster's, Inc., 2024 Refinancing Term B	3M SOFR + 3.25%	06/29/2029	446,565	388,882
Fertitta Entertainment, LLC, Initial B	1M SOFR + 3.25%	01/27/2029	1,438,498	1,408,476
Fitness International, LLC, Term B	1M SOFR + 4.50%	02/12/2029	967,451	968,660
Flynn Restaurant Group LP, Series 2025	1M SOFR + 3.75%	01/28/2032	1,330,277	1,304,856
Horizon Midco 2 Ltd., Term B	6M SOFR + 4.50%	10/31/2031	586,820	545,742

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.01%(b) (Continued)
Hotels, Restaurants & Leisure - 4.46% (continued)
Kingpin Intermediate Holdings LLC, Amendment No. 15	1M SOFR + 3.25%	09/22/2032	$1,243,828	$1,129,806
LC Ahab US Bidco LLC, Initial	1M SOFR + 2.50%	05/01/2031	1,017,153	1,004,439
MIC Glen LLC, 2025 TL	1M SOFR + 3.25%	07/21/2028	378,593	379,350
Motion Finco, LLC, Facility B3	3M SOFR + 3.50%	11/12/2029	990,734	861,938
SGH2 LLC, Initial	3M SOFR + 4.50%	08/18/2032	313,579	307,699
Tacala, LLC, Amendment No. 4 Replacement	1M SOFR + 3.00%	01/31/2031	309,310	308,979
Topgolf Callaway Brands Corp., Initial	1M SOFR + 2.75%	03/15/2030	226,928	227,495
				15,151,416
Household Durables - 0.67%
Fender Musical Instruments Corp., Initial	1M SOFR + 4.00%	12/01/2028	182,101	164,234
Hunter Douglas, Inc., Tranche B-1	3M SOFR + 3.00%	01/17/2032	1,705,911	1,695,966
TGP Holdings III LLC, Closing Date	1M SOFR + 3.25%	06/29/2028	499,690	429,983
				2,290,183
Independent Power/Renewable Electricity Producers - 0.93%
Carroll County Energy LLC, TL	3M SOFR + 2.75%	06/30/2031	635,797	638,181
Cornerstone Generation LLC, Term Loan B	3M SOFR + 2.25%	08/11/2032	541,151	540,767
CPV Fairview, LLC, Term B	3M SOFR + 2.50%	08/14/2031	170,393	169,470
Hunterstown Generation, LLC, Repriced TL	3M SOFR + 3.00%	11/06/2031	454,361	454,265
South Field Energy LLC, Term Loan B	3M SOFR + 3.00%	08/29/2031	1,282,786	1,283,594
South Field Energy LLC, Term Loan C Advances	3M SOFR + 3.00%	08/29/2031	80,220	80,270
				3,166,547
Industrial Conglomerates - 3.31%
Astro Acquisition, LLC, Initial	3M SOFR + 3.25%	08/30/2032	371,675	372,604
BG MS US Holdings, LLC, Term B	3M SOFR + 4.75%	10/22/2032	683,271	677,292
Cube Industrials Buyer, Inc., 2025 TL	3M SOFR + 3.00%	10/17/2031	1,043,338	1,041,596
LSF12 Crown US Commercial Bidco, LLC, TL	1M SOFR + 3.50%	02/10/2033	455,935	449,324
Madison IAQ LLC, 2025 Repriced Incremental	6M SOFR + 2.75%	11/08/2032	588,601	589,383
MajorDrive Holdings IV, LLC, 2022 Incremental	3M SOFR + 5.50%	06/01/2029	285,570	258,298
MajorDrive Holdings IV, LLC, Initial	3M SOFR + 4.00%	06/01/2028	243,876	220,625
Merlin Buyer, Inc., Initial	1M SOFR + 4.00%	12/14/2028	1,040,859	1,040,859
Merlin Buyer, Inc., Initial	1M SOFR + 4.00%	03/25/2033	1,075,327	1,075,327
Oak-Eagle Acquireco, Inc., Term B	1M SOFR + 3.50%	03/24/2033	948,067	942,142
SunSource Borrower, LLC, Initial	1M SOFR + 4.00%	03/25/2031	2,213,411	2,211,109
Tk Elevator Midco GmbH, Facility B2	1M SOFR + 2.75%	04/30/2030	19,026	19,046
TK Elevator Midco GmbH, New Facility B	6M SOFR + 2.75%	04/30/2030	2,333,264	2,336,997
				11,234,602
Insurance - 5.66%
Acrisure LLC, 2024 Repricing Term B-6	1M SOFR + 3.00%	11/06/2030	1,688,024	1,632,742
Alera Group, Inc., 2026-1	1M SOFR + 2.75%	05/30/2032	1,184,053	1,146,779
Ardonagh Group Finco Pty and Ardonagh Finco BV, Syndicated Facility B	6M SOFR + 2.75%	02/15/2031	1,656,158	1,615,797
Asurion, LLC, New B-12	1M SOFR + 4.25%	09/19/2030	308,563	305,036
Asurion, LLC, New B-13	1M SOFR + 4.25%	09/19/2030	478,932	472,845
Asurion, LLC, New B-14	1M SOFR + 3.75%	02/23/2033	1,128,730	1,089,936
BroadStreet Partners, Inc., Term B-4	1M SOFR + 2.50%	06/13/2031	2,350,688	2,289,876
Hyperion Refinance S.a.r.l, 2025-3 Refinancing	1M SOFR + 2.75%	04/18/2030	436,792	425,484
Hyperion Refinance S.a.r.l., 2025-2 Refinancing	1M SOFR + 2.75%	02/15/2031	2,979,163	2,881,327
IMA Financial Group, Inc., Initial	1M SOFR + 3.00%	11/01/2028	1,403,260	1,389,227
OneDigital Borrower LLC, 2025 Refinancing	1M SOFR + 3.00%	07/02/2031	1,305,753	1,259,647
Sedgwick Claims Management Services, Inc., 2023 TL	1M SOFR + 2.50%	07/31/2031	1,035,238	1,015,092
The Baldwin Insurance Group Holdings, LLC, Refinancing Term B-2	1M SOFR + 2.50%	05/26/2031	2,022,568	1,985,495
TIH Insurance Holdings, LLC, Amendment No. 1 Replacement	3M SOFR + 2.75%	05/06/2031	1,223,713	1,204,978
Trucordia Insurance Holdings, LLC, Initial	1M SOFR + 3.25%	06/17/2032	565,092	519,885
				19,234,146
Internet and Catalog Retail - 0.10%
Shutterfly Finance, LLC, Exchanged Term B	1M SOFR + 5.00%	10/01/2027	366,515	348,802
IT Services - 1.30%
Ahead DB Holdings, LLC, Term B-3	3M SOFR + 2.50%	02/01/2031	249,382	245,447
Avalara, Inc., New TL	3M SOFR + 2.75%	03/26/2032	1,333,338	1,301,192
Constant Contact, Inc., Initial	3M SOFR + 4.00%	02/10/2028	1,373,939	1,274,823

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.01%(b) (Continued)
IT Services - 1.30% (continued)
Disco Parent, Inc., TL	3M SOFR + 3.00%	08/06/2032	$94,293	$92,407
Ping Identity Holding Corp., Initial	1M SOFR + 2.75%	11/15/2032	524,323	517,113
Rackspace Technology Global, Inc., Super-Priority Term B	1M SOFR + 6.25%	05/15/2028	992,405	982,173
				4,413,155
Life Sciences Tools & Services - 0.40%
Precision Medicine Group, LLC, Amendment No. 4 Refinancing	1M SOFR + 3.50%	08/20/2032	1,367,842	1,364,423
Machinery - 1.20%
Element Materials Technology Group US Holdings, Inc., Initial Term B	3M SOFR + 3.68%	07/06/2029	1,100,723	1,102,793
Engineered Machinery Holdings, Inc., 2025 Refinancing	3M SOFR + 3.25%	11/26/2032	498,854	500,225
Indicor, LLC, Tranche E	3M SOFR + 2.50%	11/22/2029	1,524,784	1,523,305
Pro Mach Group, Inc., Amendment No. 6	1M SOFR + 2.75%	10/15/2032	789,199	787,226
Victory Buyer LLC, Initial	1M SOFR + 3.00%	02/13/2033	177,708	177,598
				4,091,147
Media - 3.95%
Aragorn Parent Corp., 2025 Replacement	1M SOFR + 3.50%	12/15/2028	1,065,750	1,064,418
Arches Buyer, Inc., Initial	1M SOFR + 3.25%	12/06/2027	1,481,113	1,473,944
Clear Channel Outdoor Holdings, Inc., 2024 Refinancing	1M SOFR + 4.00%	08/21/2028	1,250,000	1,251,562
Creative Artists Agency, LLC, 2025 Refinancing	1M SOFR + 2.50%	10/01/2031	1,790,224	1,787,145
Endeavor Group Holdings, Inc., Term Loan B	1M SOFR + 2.75%	03/24/2032	2,168,730	2,158,429
Gray Television, Inc., Term F	1M SOFR + 5.25%	06/04/2029	15,113	15,087
iHeartCommunications, Inc., Initial	1M SOFR + 5.78%	05/01/2029	500,000	436,795
Nexstar Media, Inc., Term B-7	1M SOFR + 2.75%	03/18/2033	310,933	307,177
Red Planet Borrower, LLC, Initial	1M SOFR + 4.00%	09/08/2032	465,233	454,300
Summer (BC) Bidco B LLC, Extended Facility B1	3M SOFR + 5.00%	02/15/2029	1,003,281	851,786
Terrier Media Buyer, Inc., Term B-2	1M SOFR + 3.50%	06/18/2029	250,000	233,500
United Talent Agency, LLC, Term B	1M SOFR + 3.00%	06/10/2032	1,410,976	1,410,976
Univision Communications, Inc., 2024 Replacement	1M SOFR + 3.50%	01/31/2029	1,251,540	1,238,249
Wasserman Media Group, LLC, New Initial	1M SOFR + 2.50%	06/23/2032	721,261	715,851
				13,399,219
Oil, Gas & Consumable Fuels - 0.80%
Fleet U.S. Bidco, Inc., Facilty B2	3M SOFR + 2.75%	02/21/2031	99,753	99,753
M6 ETX Holdings II Midco, LLC, New TL	1M SOFR + 2.50%	04/01/2032	226,498	227,100
Par Petroleum, LLC, Amendment No. 3	3M SOFR + 3.25%	02/28/2030	497,442	497,069
Pelican Pipeline, LLC, Initial	3M SOFR + 2.75%	03/25/2033	509,974	509,974
Prairie Acquiror LP, Initial Term B-5	1M SOFR + 3.25%	08/01/2029	1,372,248	1,373,277
				2,707,173
Paper & Forest Products - 0.01%
Closure Systems Intl. Group, Inc., Amendment No. 6 Repriced	1M SOFR + 3.00%	03/22/2029	44,954	44,477
Pharmaceuticals - 1.55%
Amneal Pharmaceuticals LLC, Amendment No. 2	1M SOFR + 3.00%	08/01/2032	1,922,969	1,927,777
Endo Finance Holdings, Inc., 2024 Refinancing	1M SOFR + 3.75%	04/23/2031	649,409	645,350
Genmab A/S, Initial Term B	3M SOFR + 3.00%	12/10/2032	854,874	857,276
Opal Bidco SAS, Facility B4	3M SOFR + 3.00%	04/28/2032	1,838,336	1,836,424
				5,266,827
Professional Services - 4.51%
AQ Carver Buyer, Inc., 2023 Refinancing	6M SOFR + 5.50%	08/02/2029	1,135,496	889,468
Armor Holdco, Inc., 2025-1 Incremental	6M SOFR + 3.75%	12/10/2031	1,028,209	1,022,214
Berkeley Research Group, Initial	3M SOFR + 3.25%	05/01/2032	683,089	663,238
DS Admiral Bidco, LLC, Initial	3M SOFR + 4.25%	06/26/2031	2,325,717	2,176,010
Eisner Advisory Group, LLC, February 2024 Incremental	1M SOFR + 4.00%	02/28/2031	849,095	806,284
Omnia Partners, LLC, First Amendment Incremental	3M SOFR + 5.00%	05/31/2032	541,500	540,146
Omnia Partners, LLC, Initial	3M SOFR + 2.75%	12/31/2032	2,285,477	2,281,203
OPENLANE, Inc., 2025 Incremental	3M SOFR + 2.50%	10/08/2032	229,078	228,792
Orion Midco Ltd., Initial	3M SOFR + 3.50%	10/08/2032	261,543	258,656
OVG Business Services, LLC, Term B	1M SOFR + 3.00%	06/25/2031	1,656,853	1,652,711
PEX Holdings LLC, Initial	3M SOFR + 2.75%	11/26/2031	515,731	508,856
Pinnacle Buyer, LLC, Initial Term B	3M SOFR + 2.50%	10/01/2032	380,641	380,759
Pye-Barker Fire & Safety, LLC, Closing Date TL	1M SOFR + 2.50%	12/16/2032	571,533	572,042
Relativity Intermediate Holdco LLC, TL	1M SOFR + 2.75%	01/30/2033	532,314	524,995
Ryan, LLC, New Initial	1M SOFR + 3.50%	11/05/2032	1,322,500	1,277,456

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.01%(b)(Continued)
Professional Services - 4.51% (continued)
Salas O'Brien, Inc., Initial	1M SOFR + 2.75%	01/31/2033	$120,022	$119,722
UST Global, Inc., Initial	1M SOFR + 3.00%	11/20/2028	439,961	420,163
Vaco Holdings, LLC, Initial	3M SOFR + 5.00%	01/22/2029	997,644	645,555
Wood Mackenzie, TL	3M SOFR + 3.00%	02/07/2031	340,370	340,088
				15,308,358
Real Estate Management & Development - 0.37%
BIFM US Finance LLC, 2025 TL	1M SOFR + 3.25%	05/31/2028	514,148	513,665
Brookfield Retail Holdings VII Sub 3 LLC, Initial Term B	1M SOFR + 3.50%	05/28/2030	749,195	751,068
				1,264,733
Road & Rail - 0.54%
GN Loanco, LLC, Term B	3M SOFR + 4.50%	12/19/2030	1,225,472	1,188,708
Odyssey Logistics & Technology, New TL	1M SOFR + 4.50%	10/12/2027	802,332	651,894
				1,840,602
Semiconductors & Semiconductor Equipment - 0.49%
Altera Corp., TL	3M SOFR + 3.00%	09/10/2032	1,195,723	1,196,022
Coorstek, Inc., Initial Term B	3M SOFR + 3.00%	10/28/2032	218,045	218,863
Viavi Solutions, TL	3M SOFR + 2.50%	10/16/2032	257,130	257,130
				1,672,015
Software - 7.96%
Bending Spoons S.p.A, Amendment No. 4	1M SOFR + 5.88%	03/07/2031	799,486	727,532
Central Parent, Inc., 2024 Refinancing	3M SOFR + 3.25%	07/06/2029	1,557,795	1,106,175
Cyberswift BV, TL	3M SOFR + 4.00%	10/08/2032	245,613	241,315
Dayforce, Inc., TL	3M SOFR + 3.00%	02/04/2033	1,500,487	1,417,541
Delta Topco, Inc., Fourth Amendment Refinancing	1M SOFR + 2.75%	11/30/2029	1,370,121	1,323,235
Entrata, Inc., TL	1M SOFR + 2.75%	09/30/2032	57,744	57,167
Epicor Software Corp., Term E	1M SOFR + 2.50%	05/30/2031	249,367	244,318
Flash Charm, Inc., Incremental TL	3M SOFR + 3.50%	03/02/2028	884,337	695,531
Genesys Cloud Services, Inc., 2025 TL	1M SOFR + 2.50%	01/30/2032	1,340,313	1,280,562
Icon Parent, Inc., 2025 TL	3M SOFR + 2.75%	11/13/2031	660,285	632,361
iSolved, Inc., Term B-3	1M SOFR + 2.75%	10/15/2030	761,481	723,887
Javelin Buyer, Inc., First Amendment	3M SOFR + 2.75%	12/05/2031	1,547,790	1,471,375
Kaseya, Initial	1M SOFR + 3.25%	03/22/2032	1,452,379	1,352,528
Magenta Buyer LLC, Super Priority	3M SOFR + 6.25%	07/27/2028	142,199	140,493
McAfee Corp., Tranche B-2	1M SOFR + 3.00%	03/01/2029	2,736,380	2,435,378
Planview Parent, Inc., 2024-B Incremental	3M SOFR + 3.50%	12/17/2027	1,263,578	932,685
Plusgrade, Inc., 2025 Replacement Initial	3M SOFR + 3.50%	03/03/2031	506,707	486,438
Project Alpha Intermediate Holding, Inc., Second Amendment Refinancing	3M SOFR + 3.25%	10/26/2030	1,926,991	1,451,814
Project Boost Purchaser, LLC, Initial	3M SOFR + 2.75%	07/16/2031	2,960,302	2,848,935
RealPage, Inc., 2024-1 Incremental	3M SOFR + 3.75%	04/24/2028	1,017,027	985,377
RealPage, Inc., Initial	3M SOFR + 3.00%	04/24/2028	1,233,850	1,180,005
Skillsoft Finance II, Inc., Initial	1M SOFR + 5.25%	07/14/2028	344,929	134,522
Solarwinds Holdings, Inc., Initial	3M SOFR + 4.00%	04/16/2032	1,102,916	931,964
Sovos Compliance, LLC, Initial	1M SOFR + 3.25%	08/13/2029	745,627	706,481
Storable, Inc., New Initial	1M SOFR + 3.25%	04/16/2031	972,184	928,922
UKG, Inc., 2024 Refinancing	3M SOFR + 2.50%	02/10/2031	1,458,395	1,391,499
WebMD Health Corp. and MH SUB I, LLC, 2023	1M SOFR + 4.25%	05/03/2028	602,955	516,817
Zodiac Purchaser, LLC, Term B	1M SOFR + 3.50%	02/14/2032	760,662	698,858
				27,043,715
Specialty Retail - 0.31%
Great Outdoors Group, LL, Term B-3	1M SOFR + 3.25%	01/23/2032	461,755	460,370
Harbor Freight Tools USA, Inc., Initial	1M SOFR + 2.25%	06/11/2031	249,253	246,381
Sweetwater Borrower, LLC, Initial	1M SOFR + 4.00%	02/17/2033	339,854	339,644
				1,046,395
Textiles, Apparel & Luxury Goods - 1.12%
Beach Acquisition Co. Parent, LLC, Tranche B-1	3M SOFR + 3.25%	09/12/2032	702,950	703,829
Champ Acquisition Corp., Initial	3M SOFR + 3.25%	11/25/2031	812,258	814,037
Varsity Brands Holding Co, Inc., 2025-2 Replacement	3M SOFR + 2.75%	08/26/2031	2,310,861	2,298,590
				3,816,456
Transportation Infrastructure - 0.37%
WWEX UNI TopCo Holdings, LLC, Repriced Initial	3M SOFR + 4.00%	07/26/2028	1,260,624	1,260,523

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.01%(b)(Continued)
Wireless Telecommunication Services - 1.04%
DIFL US LLC, Initial	1M SOFR + 5.25%	08/06/2032	$1,995,000	$1,990,431
Sable Int'l Finance Ltd. and Coral-US-Co-Borrower LLC, Term B-7	3M SOFR + 3.25%	01/31/2032	1,560,360	1,530,916
				3,521,347
TOTAL SENIOR SECURED FIRST LIEN LOANS (Cost $279,602,651)				268,347,973

	Shares	Value
COMMON STOCKS - 0.07%(f)
Altice France Lux 3	10,709	182,267
Elevate Textiles, Inc.	20,088	36,420
Marine One Holdco, LLC	5,865	1,466
Needle Holdings LLC(g)	119,194	–
Permian Production Partners	18,995	–
TOTAL COMMON STOCKS (Cost $256,502)		220,153

	Shares	Value
MONEY MARKET FUNDS - 2.56%
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class, 3.56% (7-day yield)	8,681,959	8,681,959
TOTAL MONEY MARKET FUNDS (Cost $8,681,959)		8,681,959
TOTAL INVESTMENTS - 168.49% (Cost $712,055,684)		572,272,731

Other Assets in Excess of Liabilities - 1.47%		4,999,519
Preferred Shares (Net of $1,930,500 Deferred Financing Costs) - (20.92)%		(71,069,500)
Leverage Facility (Net of $453,530 Deferred Leverage Costs) - (49.03)%		(166,546,470)
NET ASSETS - 100.00%		$339,656,280

All securities held as of March 31, 2026 are pledged as collateral for the Trust’s credit facility. See Note 6 of the Notes to Financial Statements.

(a)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of March 31, 2026, these securities had an aggregate value of $292,088,826 or 85.99% of net assets.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Leveraged loans and CLO debt securities typically have reference Rate Floors (“Rate Floors”) embedded in their loan agreements and organizational documents. Leveraged loans generally have Rate Floors of 0% or more, while CLO debt securities often set Rate Floors at 0%. Rate Floors serve to establish a minimum base rate to be paid by the borrower before the fixed spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	CLO subordinated notes, income notes, Y notes and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once per quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are as of March 31, 2026.
(d)	As of March 31, 2026, the Trust accrued a 0% yield on this investment.
(e)	This investment has an unfunded commitment as of March 31, 2026.
(f)	Non-income producing security.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.

Investment Abbreviations:

AB – Aktiebolag (Swedish: Limited Liability Company)
A/S – Aktieselskab (Danish: Joint Stock Company)
BV – Besloten Vennootschap (Dutch: Private Limited Company)
GmbH – Gesellschaft mit beschränkter Haftung (German: Limited Liability Company)
LLC – Limited Liability Company

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

LP – Limited Partnership
Ltd. – Limited
SA - Société Anonyme (French: Public Limited Company)
SOFR – Secured Overnight Financing Rate

Reference Rates:

1M SOFR as of March 31, 2026 was 3.65%
3M SOFR as of March 31, 2026 was 3.68%
6M SOFR as of March 31, 2026 was 3.86%

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026 (Unaudited)

ASSETS:
Investments, at value (Cost $712,055,684)	$572,272,731
Cash	1,401,779
Receivable for investment securities sold	22,477,913
Interest receivable	2,828,061
Prepaid offering costs, net (Note 5)	657,627
Prepaid expenses and other assets	156,435
Total Assets	599,794,546
LIABILITIES:
Leverage facility (Net of $453,530 deferred financing costs) (Note 6)	166,546,470
Preferred shares (Net of $1,930,500 deferred financing costs) (Note 6)	71,069,500
Payable for investment securities purchased	13,889,664
Distributions payable to common shareholders	4,569,275
Interest due on leverage facility (Note 6)	1,923,917
Accrued investment advisory fees payable (Note 3)	847,016
Interest payable on preferred shares (Note 6)	720,266
Accrued professional fees payable	171,672
Accrued fund accounting and administration fees payable	152,493
Accrued investor support services fees payable (Note 3)	99,649
Accrued printing fees payable	31,129
Accrued custodian fees payable	26,160
Accrued transfer agent fees payable	1,469
Other payables and accrued expenses	89,586
Total Liabilities	260,138,266
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$339,656,280
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Paid in capital	$545,415,806
Distributable earnings/(Accumulated loss)	(205,759,526)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$339,656,280
Common shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	15,230,884
Net Asset Value Applicable to Common Shareholders, per share	$22.30

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2026 (Unaudited)

INVESTMENT INCOME:
Interest and other income	$35,123,722
Dividends	279,134
Total Investment Income	35,402,856
EXPENSES:
Investment advisory fees (Note 3)	5,638,679
Interest expense and amortization of deferred leverage costs (Note 6)	5,258,299
Distributions to preferred shares	2,553,587
Investor support services fees (Note 3)	663,373
Fund accounting and administration fees	407,809
Amortization of financing costs (Note 6)	363,279
Professional fees	163,538
Trustees' fees and expenses	151,219
Custodian fees	55,135
Chief financial officer fees (Note 3)	30,066
Printing expenses	28,448
Chief compliance officer fees (Note 3)	26,059
Transfer agent fees	13,604
Other expenses	217,381
Total Expenses	15,570,476
NET INVESTMENT INCOME	19,832,380

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(13,929,335)
Net change in unrealized appreciation/depreciation on:
Investment securities	(79,418,484)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(93,347,819)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(73,515,439)

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

Applicable to Common Shareholders

	Six Months Ended March 31, 2026 (Unaudited)	Year Ended September 30, 2025
OPERATIONS:
Net investment income	$19,832,380	$50,715,475
Net realized loss	(13,929,335)	(24,743,724)
Net change in unrealized appreciation/depreciation	(79,418,484)	(16,088,183)
Net increase/(decrease) in net assets applicable to common shareholders from operations	(73,515,439)	9,883,568

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(29,700,291)	(65,843,124)
Tax return of capital	–	(2,501,522)
Total distributions to common shareholders	(29,700,291)	(68,344,646)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of common shares/(Offering costs capitalized) (net of deferred leverage and offering costs of $2,376,175 and $1,876,953)	(2,376,175)	43,609,157
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	3,177,782
Net increase/(decrease) in net assets applicable to common shareholders from capital share transactions	(2,376,175)	46,786,939
Net decrease in net assets applicable to common shareholders	(105,591,905)	(11,674,139)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period	445,248,185	456,922,324
End of period	$339,656,280	$445,248,185

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF CASH FLOWS

For the Six Months Ended March 31, 2026 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets applicable to common shareholders from operations	$(73,515,439)
Adjustments to reconcile net decrease in net assets applicable to common shareholders from operations to net cash provided by operating activities:
Purchase of investment securities	(157,744,976)
Proceeds from sale of investment securities	201,096,684
Discounts accreted/premiums amortized	9,504,358
Net realized loss on investment securities	13,929,335
Net change in unrealized appreciation/depreciation on investment securities	79,418,484
Net purchases of short-term investment securities	(469,490)
Payment-in-kind interest	(205,383)
Amortization of deferred financing costs	624,785

(Increase)/Decrease in assets:
Receivable for investment securities sold	(12,805,786)
Interest receivable	708,186
Prepaid offering costs	(7,340)
Prepaid expenses and other assets	(125,859)

Increase/(Decrease) in liabilities:
Payable for investment securities purchased	(3,216,070)
Interest due on leverage facility	(599,111)
Interest payable on preferred shares	(55,552)
Accrued investment advisory fees payable	(157,003)
Accrued fund accounting and administration fees payable	28,499
Accrued professional fees payable	(19,410)
Accrued investor support services fees payable	(18,471)
Accrued printing fees payable	23,396
Accrued custodian fees payable	1,955
Accrued transfer agent fees payable	(4,816)
Other payables and accrued expenses	21,019
Net Cash Provided by Operating Activities	56,411,995
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	38,000,000
Payments on leverage facility	(73,000,000)
Proceeds from offering of preferred shares	73,000,000
Redemption of preferred shares	(67,400,000)
Distributions paid - common shareholders	(30,461,837)
Offering costs paid	(2,056,839)
Net Cash Used in Financing Activities	(61,918,676)

Net decrease in cash	(5,506,681)
Cash, beginning balance	6,908,460
Cash, ending balance	$1,401,779

SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION
Cash paid for interest on leverage facility	$5,595,904
Reinvestment of distributions	–
Conversion of preferred shares to common shares (net of deferred leverage costs)	–

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

FINANCIAL HIGHLIGHTS

For a Share Outstanding Common Stock Throughout the Periods Presented

	For the Six Months Ended March 31, 2026 (Unaudited)(a)			For the Year Ended September 30, 2025(a)			For the Year Ended September 30, 2024(a)			For the Year Ended September 30, 2023(a)		For the Year Ended September 30, 2022(a)		For the Year Ended September 30, 2021(a)
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value Per Common Share - Beginning of Period		$29.25			$33.15			$33.35		$31.95		$40.95			$32.80

INCOME FROM OPERATIONS:
Net investment income(b)		1.35			3.40			4.85		4.60		4.10			3.80
Net realized and unrealized gain/(loss) on investments		(6.20)			(2.60)			0.20		1.50		(9.55)			7.05
Total Income/(Loss) from Operations		(4.85)			0.80			5.05		6.10		(5.45)			10.85

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:(c)
Net investment income		(1.95)			(4.40)			(3.90)		(4.70)		(4.20)			(1.70)
Tax return of capital		–			(0.15)			(1.20)		–		(0.20)			(2.70)
Total Distributions to Common Shareholders		(1.95)			(4.55)			(5.10)		(4.70)		(4.40)			(4.40)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions(b)		(0.15)			(0.15)			(0.15)		0.00	(d)	0.85			1.70
Total Capital Share Transactions		(0.15)			(0.15)			(0.15)		0.00	(d)	0.85			1.70
Net Asset Value Per Common Share - End of Period		$22.30			$29.25			$33.15		$33.35		$31.95			$40.95
Market Value Per Common Share - End of Period		$17.18			$26.50			$34.10		$34.75		$42.90			$42.90
Total Investment Return per Common Share - Net Asset Value(e)		(16.29%)			2.06%			15.27%		20.48%		(12.63%)			39.14%
Total Investment Return per Common Share - Market Price(e)		(28.82%)			(9.70%)			13.80%		35.05%		(22.47%)			59.63%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, attributable to common shares, end of period (000s)		$339,656			$445,248			$456,922		$298,280		$226,801			$218,564
Ratio of expenses to average net assets		7.82	%(f)		7.56%			8.33%		8.49%		6.29%			5.28%
Ratio of expenses excluding interest expense and distributions to preferred shares to average net assets(g)		3.90	%(f)(h)		3.77	%(i)		3.91	%(i)(j)	4.15	%(k)	3.94	%(k)		3.94	%(l)
Ratio of net investment income to average net assets		9.96	%(f)		10.82%			14.29%		14.30%		10.81%			9.82%
Portfolio turnover rate		24%			70%			50%		29%		29%			34%

6.50% SERIES 2026 PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)	$	N/A			$39,900			$39,900		$39,900		$39,900			$40,258
Total shares outstanding (000s)		N/A			1,596			1,596		1,596		1,596			1,596
Asset coverage per $1,000 of preferred shares(m)		N/A			761			638		146		139			162
Liquidation preference per share	$	N/A			$25			$25		$25		$25			$25

6.00% SERIES 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)	$	N/A		$	N/A		$	N/A		$20,000		$10,000		$	N/A
Total shares outstanding (000s)		N/A			N/A			N/A		800		400			N/A
Asset coverage per $1,000 of preferred shares(m)		N/A			N/A			N/A		146		139			N/A
Liquidation preference per share	$	N/A		$	N/A		$	N/A		$25		$25		$	N/A

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

FINANCIAL HIGHLIGHTS

For a Share Outstanding Common Stock Throughout the Periods Presented (Continued)

	For the Six Months Ended March 31, 2026 (Unaudited)(a)		For the Year Ended September 30, 2025(a)		For the Year Ended September 30, 2024(a)		For the Year Ended September 30, 2023(a)		For the Year Ended September 30, 2022(a)		For the Year Ended September 30, 2021(a)
6.95% SERIES 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including
dividends payable on preferred shares (000s)	$	N/A	$	N/A		$15,000	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)		N/A		N/A		600		N/A		N/A		N/A
Asset coverage per $1,000 of preferred shares(m)		N/A		N/A		638		N/A		N/A		N/A
Liquidation preference per share	$	N/A	$	N/A		$25	$	N/A	$	N/A	$	N/A

6.95% SERIES II 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including
dividends payable on preferred shares (000s)	$	N/A		$27,500		$30,000	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)		N/A		1,100		1,200		N/A		N/A		N/A
Asset coverage per $1,000 of preferred shares(m)		N/A		761		638		N/A		N/A		N/A
Liquidation preference per share	$	N/A		$25		$25	$	N/A	$	N/A	$	N/A

5.92% SERIES A MANDATORY REDEEMABLE PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)		$73,000	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)		7,300		N/A		N/A		N/A		N/A		N/A
Asset coverage per $1,000 of preferred shares(m)		565		N/A		N/A		N/A		N/A		N/A
Liquidation preference per share		$10	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A

LEVERAGE FACILITY
Aggregate principal amount, end of period of leverage facility payable (000s)		$167,000		$202,000		$204,050		$150,350		$113,150		$98,150
Asset Coverage Per $1,000 of leverage facility(n)		3,034		3,204		3,239		2,984		3,445		3,227

(a)	Per share amounts have been restated on a retroactive basis to reflect the 1-for-5 reverse stock split effective March 20, 2026.
(b)	Calculated using average common shares outstanding.
(c)	The per share amounts of distributions related to net investment income and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.
(d)	Less than $0.005 or greater than $(0.005) per share.
(e)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(f)	Annualized.
(g)	Includes amortization of deferred leverage costs incurred obtaining leverage facility.
(h)	The Trust issued 5.92% Series A Mandatory Redeemable Preferred Shares on October 21, 2025 and December 18, 2025.
(i)	The Trust issued 6.95% Series II 2029 Convertible Preferred Shares on June 13, 2024, July 31, 2024, September 20, 2024, October 1, 2024, and October 10, 2024.
(j)	The Trust issued 6.95% Series 2029 Convertible Preferred Shares on February 14, 2024, February 28, 2024, and April 4, 2024.
(k)	The Trust issued 6.00% Series 2029 Convertible Preferred Shares on June 30, 2022, May 11, 2023 and August 4, 2023.
(l)	The Trust issued 6.50% Series 2026 Term Preferred Shares on March 29, 2021 and September 8, 2021.
(m)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust's total assets, less all liabilities and indebtedness not represented by the Trust's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25 for the 6.00% Series 2029 Convertible Shares, 6.50% Series 2026 Preferred Shares, 6.95% Series 2029 Convertible Preferred Shares, and 6.95% Series II Convertible Preferred Shares and a liquidation preference of $10 for the Series A Mandatory Redeemable Preferred Shares).
(n)	Calculated by subtracting the Trust's total liabilities (excluding the liquidation value of the Preferred Shares, including dividends payable on the Preferred Shares, and the principal amount of the Leverage Facility) from the Trust's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Unaudited)

NOTE 1 - ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017. The Trust’s common shares are listed on the NYSE under the symbol “XFLT”.

XA Investments LLC (“XAI” or the “Adviser”) serves as the investment adviser of the Trust. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2026.

Expense Recognition – Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value – The calculation of net asset value ("NAV") per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

Cash– The Trust considers its investment in an FDIC insured interest bearing account to be cash. Cash is valued at cost. The Trust maintains cash balances, which at times may exceed federally insured limits. The Trust maintains these balances with a high quality financial institution.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of March 31, 2026.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions from equity positions that are in the process of being redeemed or that have missed or are not currently making distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Preferred Shares – Distributions to holders of the Trust’s 5.92% Series A Mandatory Redeemable Preferred Shares ("Preferred Shares") are accrued on a daily basis as described in Note 6 and are treated as an expense as required by U.S. GAAP. For tax purposes, the payments made to the holders of the Trust's Preferred Shares are treated as dividends or distributions. The character of distributions to the holders of the Trust’s Preferred Shares made during the year may differ from their ultimate characterization for federal income tax purposes.

Adopted Accounting Standards –The Trust adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”)– Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires a public entity to make enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). The Trust’s Secretary and Chief Legal Officer acts as the CODM. Adoption of the new standard impacted financial statement disclosures only and did not affect the Trust’s financial position or the results of its operations. The Trust represents a single operating segment, as the CODM monitors the operating results of the Trust as a whole and the Trust’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Trust’s portfolio managers as a team. The financial information in the form of the Trust’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Trust’s comparative benchmarks and to make resource allocation decisions for the Trust’s single segment, is consistent with that presented within the Trust’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

The Trust adopted FASB ASU 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Trust’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Fair Value Measurements – The Trust records investments at fair value. The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Trust values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value. Investments in open-end investment companies, included money market funds, are valued at their net asset value at the end of each business day. These valuations are typically categorized as Level 1 in the fair value hierarchy.

The Trust values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees of the Trust (the “Board of Trustees”). Accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

The Trust may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Trust may use independent pricing services to value certain securities held by the Trust at their market value. The Trust periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has designated the Adviser as the “valuation designee” for the Trust pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XAI and the Trust (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Trust in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Trust’s investments. Fair valuation involves subjective judgments. While the Trust’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Trust may use non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and CLO equity (subordinated securities), which may be adjusted for pending distributions, as applicable, as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. As such, they may be considered Level 3 in the fair value hierarchy, absent additional information. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors, as set forth in the Valuation Policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Information that becomes known after the Trust’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s previously determined NAV.

The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of March 31, 2026:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Collateralized Loan Obligations Debt	$–	$87,162,777	$–		$87,162,777
Collateralized Loan Obligations Equity	–	201,924,826	–		201,924,826
Corporate Bonds	–	3,001,223	–		3,001,223
Secured Second Lien Loans	–	2,933,820	–		2,933,820
Senior Secured First Lien Loans	–	268,347,973	–		268,347,973
Common Stocks	–	220,153	–	(b)	220,153
Money Market Funds	8,681,959	–	–		8,681,959
Total	$8,681,959	$563,590,772	$–		$572,272,731

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.
(b)	Includes $0 fair valued investments.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

CLO Equity
Balance as of September 30, 2025	$196,128
Accrued Discount/Premium Including Return of Capital(a)	(17,706)
Realized Gain/(Loss)	108,280
Change in Unrealized Appreciation/Depreciation	(149,444)
Purchases	–
Sales Proceeds	(137,858)
Transfer Into Level 3	–
Transfer Out of Level 3	–
Balance as of March 31, 2026	–
Net change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments held at March 31, 2026	–

(a)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the period ended March 31, 2026.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

XAI serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the six months ended March 31, 2026, the Trust incurred $5,638,679 in advisory fees.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Pursuant to an investment sub-advisory agreement among the Trust, the Adviser and the Sub-Adviser, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of all registered investment companies in the XAI fund complex for which the Sub-Adviser (or an affiliate of the Sub-Adviser) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds Average Daily Managed Assets	Percentage of Advisory Fee
First $500 million	60%
Over $500 million	50%

As of March 31, 2026, there were two Eligible Funds, including the Trust, and the sub-advisory fee equals 60% for the first $500 million of daily managed assets and 50% of the remaining managed assets above $500 million of the advisory fee payable to the Adviser. The Sub-Adviser’s fees are paid by the Adviser. Pursuant to the investment sub-advisory agreement, from time to time the Trust may reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets. For the six months ended March 31, 2026, the Trust incurred $130,318 in reimbursements made to the Sub-Adviser. These costs are included in other expenses in the Statement of Operations.

The Trust does not pay a performance or incentive fee to the Adviser or the Sub-Adviser.

The Trust pays all costs and expenses of its operations in addition to the advisory fee and investor support services and secondary market support services fee paid to the Adviser.

The Trust has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NYSE specialist for the shares and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust pays the Adviser an investor support services and secondary market support services fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets. For the six months ended March 31, 2026, the Trust incurred $663,373 in investor support services. A Trustee who is an "interested person," as defined in the 1940 Act, of the Trust and certain officers of the Trust are affiliated with the Adviser and receive no compensation from the Trust for serving as officers and/or Trustee.

Paralel Technologies LLC (“PRT”) serves as the Trust’s administrator and accounting agent and receives customary fees from the Trust for such services. Administrative and accounting fees paid by the Trust for the six months ended March 31, 2026 are disclosed in the Statement of Operations.

Employees of PINE Advisors LLC (“PINE”) serve as the Trust’s chief compliance officer and principal financial officer. PINE provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. PINE receives an annual base fee for the services provided to the Trust and is reimbursed for certain out-of-pocket expenses by the Trust. Service fees paid by the Trust for the six months ended March 31, 2026 are disclosed in the Statement of Operations.

Equiniti Trust Company LLC serves as transfer, dividend paying and shareholder servicing agent for the Trust. U.S. Bank N.A. serves as the Trust’s custodian, under which the Custodian holds the Trust’s assets in compliance with the 1940 Act. Transfer agent and custodian fees paid by the Trust for the six months ended March 31, 2026, are disclosed in the Statement of Operations.

NOTE 4 - DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to holders of common shares (“Common Shareholders”) through periodic distributions. The Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Trust intends to declare distributions monthly. To permit the Trust to maintain more stable monthly distributions, the Trust may distribute more or less than the amount of the net income earned in a particular period. There is no assurance the Trust will continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

The 5.92% Series A Mandatory Redeemable Preferred Shares pay, and prior to their conversions, the 6.50% Series 2026 Term Preferred Shares and 6.95% Series II 2029 Convertible Preferred Shares paid, a quarterly dividend at a fixed annual rate of 5.92%, 6.50% and 6.95% respectively, of the Liquidation Preference, or $0.592, $1.625 and $1.7375 respectively, per share per year, which is referred to as the “Fixed Dividend Rate.” The Fixed Dividend Rate is subject to adjustment under certain circumstances.

For the six months ended March 31, 2026, the Trust declared the following distributions or dividends totaling $1.95 per common share or $29,700,291 in the aggregate:

Payment Date	Record Date	Distribution per Common Share
November 3, 2025	October 15, 2025	$0.35
December 1, 2025	November 17, 2025	$0.35
December 31, 2025	December 15, 2025	$0.35
January 30, 2026	January 15, 2026	$0.30
March 2, 2026	February 17, 2026	$0.30
April 1, 2026	March 16, 2026	$0.30

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

For the six months ended March 31, 2026, the Trust declared the following distributions or dividends totaling $0.1349 per 5.92% Series A Mandatory Redeemable Preferred Share, $0.40625 per 6.50% Series 2026 Term Preferred Share and $0.8688 per 6.95% Series II Convertible Preferred Share or $984,858, $648,375 and $955,680 respectively, in the aggregate:

Payment Date	Record Date	Dividend per 5.92% Series A Mandatory Redeemable Preferred Share	Dividend per 6.50% Series 2026 Term Preferred Share	Dividend per 6.95% Series II 2029 Convertible Preferred Share
October 31, 2025	October 15, 2026	$-	$0.40625	$0.4344
January 28, 2026	January 15, 2026	$-	$-	$0.4344
January 30, 2026	January 30, 2026	$0.1349	$-	$-

The Trust expects that distributions paid on the common shares will consist primarily of (i) investment company taxable income, which includes ordinary income (such as interest, dividends, and certain income from hedging or derivatives transactions) and the excess, if any, of net short-term capital gain over net long-term capital loss, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). All or a portion of a distribution may be a return of capital, which is determined on a tax basis.

The Trust’s net investment income and capital gain can vary significantly over time, however, the Trust seeks to maintain more stable monthly common share distributions over time. To permit the Trust to maintain more stable monthly common share distributions, the Trust may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future common share distributions. Undistributed net investment income is included in the common shares’ NAV, and, correspondingly, distributions from net investment income will reduce the common shares’ NAV.

The Trust’s investments in CLOs may be subject to complex tax rules and the calculation of taxable income attributed to an investment in CLO equity (subordinated securities) can be dramatically different from the calculation of income for financial reporting purposes under U.S. GAAP, and, as a result, there may be significant differences between the Trust’s U.S. GAAP income and its taxable income. The Trust’s final taxable income for the current fiscal year will not be known until the Trust’s tax returns are filed.

All or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Trust is net income or profit.

Pursuant to the requirements of the 1940 Act, in the event the Trust makes distributions from sources other than income, such as return of capital, a notice will be provided in connection with each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Trust’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The characterization of distributions paid to shareholders reflect estimates made by the Trust. Such estimates are subject to be characterized differently for federal income tax purposes at year-end. The actual character of such dividend distributions for U.S. federal income tax purposes will only be determined finally by the Trust at the close of its fiscal year, based on the Trust’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

The Trust may, but is not required to, seek to obtain exemptive relief to permit the Trust to make periodic distributions of long-term capital gains with respect to its common shares as frequently as monthly. Such relief, if obtained, would permit the Trust to implement a “managed distribution policy” pursuant to which the Trust would distribute a fixed percentage of the net asset value (or market price if then applicable) of the common shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the common shares would be independent of the Trust’s performance during any particular period but would be expected to correlate with the Trust’s performance over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders. Future distributions will be made if and when declared by the Trust’s Board of Trustees, based on a consideration of number of factors, including the Trust’s continued compliance with terms and financial covenants of its senior securities, the Trust’s net investment income, financial performance and available cash. There can be no assurance that the amount or timing of distributions in the future will be equal or similar to that of past distributions or that the Board of Trustees will not decide to suspend or discontinue the payment of distributions in the future.

Common share distributions shall be paid on their payment date unless the payment of such distribution is deferred by the Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or the applicable terms or financial covenants of the Trust’s senior securities or to ensure that the Trust remains solvent and able to pay its debts as they become due and continue as a going concern.

Cumulative cash dividends or distributions on each Preferred Share are payable quarterly, when, as and if declared, or under authority granted, by the Board of Trustees out of funds legally available for such payment and in preference to dividends and distributions on Common Shares. If the Trust is unable to distribute the full dividend amount due in a dividend period on the Preferred Shares, the dividends will be distributed on a pro rata basis among the preferred shareholders. The Trust pays dividends on the Preferred Shares every January 31, April 30, July 31 and October 31 and such dividends are recognized as an expense on the Statement of Operations.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

NOTE 5 - CAPITAL TRANSACTIONS

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share.

Effective March 20, 2026, the Trust completed a 1-for-5 reverse stock split. The total net assets of the Trust were unchanged, and the number of shares outstanding and NAV per share were adjusted accordingly.

The tables below provide information of the Trust's outstanding common shares of beneficial interest, par value of $0.01 per share ("Common Shares"), the Trust’s 5.92% Series A Mandatory Redeemable Preferred Shares, the Trust’s 6.50% Series 2026 Term Preferred Shares, par value of $0.01 per share, the Trust’s 6.95% Series 2029 Convertible Preferred Shares, and the Trust’s 6.95% Series II 2029 Convertible Preferred Shares, par value of $0.01 per share.

	Six Months Ended March 31, 2026	Year Ended September 30, 2025
Common shares outstanding - beginning of period	76,154,591	68,869,903
Common Shares issued in connection with the at-the-market offering	–	1,848,836
Common Shares issued in connection with conversion from 6.95% Series 2029 Convertible Preferred Shares	–	2,218,785
Common Shares issued in connection with conversion from 6.95% Series II 2029 Convertible Preferred Shares	–	2,739,487
Common shares issued as reinvestment of dividends	–	477,580
Reduction of commons shares resulting from 1-for-5 reverse stock split(a)	(60,923,707)	–
Common shares outstanding - end of period	15,230,884	76,154,591

(a)	The Trust completed a 1-for-5 reverse stock split. All share information has been retroactively adjusted to reflect this reverse stock split.

	5.92% Series A Mandatory Redeemable Preferred Shares
	Six Months Ended March 31, 2026	Year Ended September 30, 2025
Preferred Shares outstanding - beginning of period	-	-
Preferred Shares converted	-	-
Preferred Shared issued in a privately negotiated direct purchase agreement	7,300,000	-
Preferred Shares redeemed	-	-
Preferred Shares outstanding - end of period	7,300,000	-

	6.50% Series 2026 Term Preferred Shares
	Six Months Ended March 31, 2026	Year Ended September 30, 2025
Preferred Shares outstanding - beginning of period	1,596,000	1,596,000
Preferred Shares converted	-	-
Preferred Shared issued in a privately negotiated direct purchase agreement	-	-
Preferred Shares redeemed	(1,596,000)	-
Preferred Shares outstanding - end of period	-	1,596,000

	6.95% Series 2029 Convertible Preferred Shares
	Six Months Ended March 31, 2026	Year Ended September 30, 2025
Preferred Shares outstanding - beginning of period	-	600,000
Preferred Shares converted	-	(600,000)
Preferred Shared issued in a privately negotiated direct purchase agreement	-	-
Preferred Shares outstanding - end of period	-	-

	6.95% Series II 2029 Convertible Preferred Shares
	Six Months Ended March 31, 2026	Year Ended September 30, 2025
Preferred Shares outstanding - beginning of period	1,100,000	1,200,000
Preferred Shares converted	-	(700,000)
Preferred Shared issued in a privately negotiated direct purchase agreement	-	600,000
Preferred Shares redeemed	(1,100,000)	-
Preferred Shares outstanding - end of period	-	1,100,000

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

The Board of Trustees is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining stockholder approval.

On June 4, 2024, the Trust entered into a Distribution Agreement with Paralel Distributors, LLC (the “Distributor”), pursuant to which the Trust may offer and sell up to 15,000,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933. The minimum price on any day at which Common Shares may be sold will not be less than the then current net asset value per Common Share plus any commissions to be paid to the Distributor. The Trust’s at-the-market program, under the Foreside Agreement and the Distribution Agreement, resulted in shares issued and proceeds generated as follows:

	Six Months Ended March 31, 2026	Year Ended September 30, 2025
Common Shares Issued	–	1,848,836
Net Proceeds	$–	$12,634,695

On November 6, 2023, the Trust entered into a direct purchase agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction up to 1,200,000 6.95% Series 2029 Convertible Preferred Shares at a price $23.25 per share. On February 14, 2024, February 28, 2024 and April 4, 2024, the Trust issued and sold to the purchasers 400,000, 400,000 and 400,000 6.95% Series 2029 Convertible Preferred Shares, respectively, for total gross proceeds (before deduction of offering expenses) of $27,900,000.

On June 10, 2024, the Trust entered into a direct purchase agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction up to 1,800,000 6.95% Series II 2029 Convertible Preferred Shares at a price of $23.25 per share. On June 13, 2024, July 31, 2024, September 20, 2024, October 1, 2024 and October 10, 2024, the Trust issued and sold to the purchasers 400,000, 400,000, 400,000, 400,000 and 400,000 6.95% Series II 2029 Convertible Preferred Shares, respectively, for total gross proceeds (before deduction of offering expenses) of $41,850,000.

On October 21, 2025, the Trust entered into a direct purchase agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction up to 7,300,000 5.92% Series A Mandatory Redeemable Preferred Shares at a price of $10.00 per share. On October 21, 2025, the trust issued and sold to the purchasers 5,000,000 5.92% Series A Mandatory Redeemable Preferred Shares for the total gross proceeds (before deduction of offering expenses of $50,000,000. On December 18, 2025, the trust issued and sold to the purchasers 2,300,000 5.92% Series A Mandatory Redeemable Preferred Shares for the total gross proceeds (before deduction of offering expenses of $23,000,000.

On October 31, 2025, the Trust redeemed all 1,596,000 outstanding shares of its 6.50% Series 2026 Term Preferred Shares at the redemption price of $25.00, which equaled the liquidation preference of $25.00 per share. There were no accumulated and unpaid dividends on the 6.50% Series 2026 Term Preferred Shares as of October 31, 2025.

On December 29, 2025, the holders of the Trust’s 6.95% Series II 2029 Convertible Preferred Shares adopted and approved Amendment No. 1 to Appendix D, effective as of June 10, 2024, to the Trust’s Statement of Preferences of Term Preferred Shares, effective as of March 23, 2024 (the “Statement of Preferences”) in order to eliminate the Non-Call Period applicable to the 6.95% Series II 2029 Convertible Preferred Share, which Amendment No. 1 was accepted and approved by the Board of Trustees of the Trust. On January 30, 2026, the Trust redeemed all 1,100,000 outstanding shares of its 6.95% Series II 2029 Convertible Preferred Shares at the redemption price of $25.00, which equaled the liquidation preference of $25.00 per share. There were no accumulated and unpaid dividends on the 6.95% Series II 2029 Convertible Preferred Shares as of January 30, 2026.

The Trust paid $0 in offering costs during the period ended March 31, 2026 relating to the at-the-market program and preferred share offerings. For the six months ended March 31, 2026, the Trust deducted $2,376,175 of offering costs from paid-in capital. The Statement of Assets and Liabilities as of March 31, 2026 reflect

$657,627 of deferred offering costs outstanding.

NOTE 6 - LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300% and the preferred asset coverage shall not be less than 200%).

Credit Facility

The Trust entered into a Credit Agreement dated March 21, 2025 as amended from time to time (the “Credit Agreement”) with BNP Paribas SA (the “Bank”) that establishes a revolving credit facility (the “Facility”). Currently, the Trust may borrow up to $300,000,000. The Facility’s maturity date is March 19, 2027, subject to certain reciprocal termination rights. The Trust pays interest on amounts borrowed based on daily compounded secured overnight financing rate (“SOFR”) plus 1.48%. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, or (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratios with respect to its Indebtedness and Preferred Shares as required by the 1940 Act, meet certain other coverage tests and financial covenants and maintain its registration as a closed-end management investment company. If the Trust fails to meet such coverage tests and financial covenants, its ability to declare and pay distributions on common and preferred shares may be restricted. No violations of the credit agreement occurred during the six months ended March 31, 2026.

Interest charged to the Trust during the year is presented on the Statement of Operations under Interest expense and amortization of deferred leverage costs.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

For the six months ended March 31, 2026, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $264,645,604 and 5.72%, respectively. As of March 31, 2026, the amount of such outstanding borrowings was $167,000,000. The interest rate applicable to the borrowings at period end was 5.11%. All securities held as of March 31, 2026 are pledged as collateral for the Facility. The maximum amount borrowed during the period ended was $202,000,000.

5.92% Series A Mandatory Redeemable Preferred Shares

On October 21, 2025, the Trust issued 5,000,000 shares of 5.92% Series A Mandatory Redeemable Preferred Shares with a liquidation preference of $10.00 per share plus accrued and unpaid dividends (whether or not declared). On December 18, 2025, the Trust issued an additional 2,300,000 shares of the 5.92% Series A Mandatory Redeemable Preferred Shares. The 5.92% Series A Mandatory Redeemable Preferred Shares are entitled to a dividend at a rate of 5.92% per year, paid quarterly, based on the $10.00 liquidation preference before the common stock is entitled to receive any dividends. The Trust may redeem in whole, or from time to time in part, 5.92% Series A Mandatory Redeemable Preferred Shares at a redemption price per share equal to the per share liquidation preference of $10.00 per share, plus a make-whole amount, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 5.92% Series A Mandatory Redeemable Preferred Shares of $1,905,678 are deferred and amortized over the period the 5.92% Series A Mandatory Redeemable Preferred Shares are outstanding.

NOTE 7 - PORTFOLIO INFORMATION

Purchase and Sale of Securities – For the six months ended March 31, 2026, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$157,608,139
Proceeds from Investments Sold	$201,892,706

NOTE 8 - UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obligated to fund these loan commitments at the borrowers’ discretion. At March 31, 2026, the Trust had unfunded commitments with the following securities:

CP Iris Holdco I, Inc. and CP Iris Holdco II, Inc., Delayed Draw	$21,654
First Eagle Holdings, Inc., Delayed Draw	145,833
Hanger, Inc., Delayed Draw	59,478
Kaman Corp., Delayed Draw	116,120
PennAero, Delayed Draw	73,384
Pinnacle Buyer, LLC, Delayed Draw Term B	14,093
Pye-Barker Fire & Safety, LLC, Initial Delayed Draw TL	85,401
Raven Acquisition Holdings, LLC, 2024 Delayed Draw	84,441
Salas O'Brien, Inc., Delayed Draw	15,487
Signia Aerospace, 2025 Delayed Draw	103,114
Trio Bidco, LLC, Delayed Draw Term B	129,377
$848,382

At the time the Trust entered into each unfunded commitment, the Trust reasonably believed it would have sufficient cash and cash equivalents to meet its obligations with respect to such unfunded commitment.

NOTE 9 - TAXES

Classification of Distributions – Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Trust’s Statement of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. For the Trust, these differences are due to temporary book/tax differences arising primarily from the income recognition deferral for distributions received from certain CLO equity positions that qualify as passive foreign investment companies. Also, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

The tax character of distributions paid by the Trust during the year ended September 30, 2025, was as follows:

Distributions Paid From:
Ordinary Income - Common Shareholders	$66,356,427
Ordinary Income - Preferred Shareholders	5,008,935
Return of Capital	2,501,522
Total	$73,866,884

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Tax Basis of Investments – Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2026, was as follows:

Cost of investments for income tax purposes	$691,053,418
Gross appreciation (excess of value over tax cost)	$22,002,444
Gross depreciation (excess of tax cost over value)	(140,783,131)
Net unrealized appreciation/depreciation	$(118,780,687)

The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Income Tax Status – For federal income tax purposes, the Trust currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended March 31, 2026, the Trust did not have a liability for any unrecognized tax benefits. The Trust files U.S. federal, state, and local tax returns as required. The Trust’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Trust may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Trust management, determines it to be in the interest of shareholders to do so. Alternatively, the Trust may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Trust may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Trust determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Trust accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

NOTE 10 - PREFERRED STOCK AND SENIOR SECURITIES

The following table sets forth information about the Trust’s outstanding senior securities as of the end of each fiscal year since its inception:

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Aggregate Liquidation Preference	Liquidation Preference Per Share	Asset Coverage(a)(b)
March 31, 2026	Borrowings	$167,000,000	–	–	3,034
—	Preferred Shares	73,000,000	–	–	565
—	5.92% Series A Mandatory Redeemable Preferred Shares		73,000,000	10.00
September 30, 2025	Borrowings	202,000,000	–	–	3,204
—	Preferred Shares	67,400,000	–	–	761
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
—	6.95% Series II 2029 Convertible Preferred Shares		27,500,000	25.00
September 30, 2024	Borrowings	204,050,000	–	–	3,248
—	Preferred Shares	84,900,000	–	–	200
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
—	6.95% Series 2029 Convertible Preferred Shares		15,000,000	25.00
	6.95% Series II 2029 Convertible Preferred Shares		30,000,000	25.00
September 30, 2023	Borrowings	150,350,000	–	–	2,984
—	Preferred Shares	59,900,000	–	–	147
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
—	6.00% Series 2029 Convertible Preferred Shares		20,000,000	25.00
September 30, 2022	Borrowings	113,150,000	–	–	3,004
—	Preferred Shares	49,900,000	–	–	139
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
—	6.00% Series 2029 Convertible Preferred Shares		10,000,000	25.00
September 30, 2021	Borrowings	98,150,000	–	–	3,227
	Preferred Shares	39,900,000	–	–	162
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
September 30, 2020	Borrowings	35,650,000	–	–	3,384
September 30, 2019	Borrowings	38,965,000	–	–	3,020
September 30, 2018	Borrowings	38,865,000	–	–	3,041

(a)	The asset coverage ratio for the Credit Facility is calculated by subtracting the Trust’s total liabilities and indebtedness not represented by senior securities from the Trust’s total assets, dividing the result by the aggregate amount of the Trust’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.
(b)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust’s total assets, less all liabilities and indebtedness not represented by the Trust’s senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25 or $10, as applicable.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

NOTE 11 - SUBSEQUENT EVENTS

On April 1, 2026, the Trust declared a distribution of $0.225 per Common Share, which was paid on May 1, 2026 to Common Shareholders of record on April 15, 2026. The Trust declared a quarterly dividend of $1.48 per 5.92% Series A Mandatory Redeemable Preferred Share, which was paid on May 1, 2026 to preferred shareholders of record on April 24, 2026.

On May 1, 2026, the Trust declared a distribution of $0.225 per Common Share, payable on June 1, 2026 to Common Shareholders of record on May 15, 2026.

On May 14, 2026, the Board of Trustees, including the trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act of the Trust (the “Independent Trustees”), has unanimously approved, subject to approval by shareholders, Rockford Tower Asset Management, L.L.C. (“King Street Sub-Adviser”), which is an affiliate of King Street Capital Management, L.P. (“King Street”) to serve as the investment sub-adviser for the Trust subject to shareholder approval. If approved by shareholders, the King Street Sub-Adviser would enter into a new investment sub-advisory agreement with the Trust and XAI. Pursuant to the Investment Company Act of 1940, the new sub-advisory agreement must be approved by shareholders of the Trust. The Trust intends to call a special meeting of shareholders for the purpose of voting on the new sub-advisory agreement on or about July 30, 2026.

No changes to the Trust’s investment objective and principal investment policies are expected. The Trust’s investment objective will remain focused on seeking attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust will continue to invest, under normal conditions, at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. The Trust expects that the King Street Sub-Adviser’s execution of the Trust’s strategy will be dynamic and opportunistic with respect to both asset allocation and security selection. The King Street Sub-Adviser’s execution of the Trust’s investment strategy will reflect King Street’s dynamic nature of investment approach in the CLO and loan market. The Trust will be actively managed and the asset mix is expected to change in response to changing market conditions. The King Street Sub-Adviser will allocate the Trust’s assets dynamically between U.S. CLOs and European CLOs, including both CLO debt and CLO equity. In addition, consistent with the Trust’s investment policies, the Trust may invest in additional income-focused investments, such as European bank loans and U.S. and European asset-backed securities. Octagon Credit Investors, LLC, the Trust’s current investment sub-adviser, will resign as investment sub-adviser to the Trust, effective on or about July 30, 2026.

XAI Octagon Floating Rate & Alternative Income Trust

DIVIDEND REINVESTMENT PLAN

March 31, 2026 (Unaudited)

Under the Trust’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Equiniti Trust Company, LLC, which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Equiniti Trust Company, LLC, as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Equiniti Trust Company, LLC in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds NAV at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the NAV as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the NAV of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of NAV or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net NAV. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan and no brokerage charges will be incurred with respect to Common Shares issued directly by the Trust pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Participants that request a sale of shares through the Plan Agent will incur brokerage charges in connection with such sales.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, at XAI Octagon Floating Rate & Alternative Income Trust, c/o Equiniti Trust Company, LLC 6201 15th Ave., Brooklyn, New York 11219.

XAI Octagon Floating Rate & Alternative Income Trust

ADDITIONAL INFORMATION

March 31, 2026 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

NOTICE TO SHAREHOLDERS REGARDING PURCHASES OF COMMON SHARES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Trust from time to time may purchase its Common Shares in the open market or in private transactions.

TRUST CERTIFICATIONS

The Trust’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Trust has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS

Because the Trust is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Trust, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These thresholds are:

•	10% or more, but less than 15% of all voting power;
•	15% or more, but less than 20% of all voting power;
•	20% or more, but less than 25% of all voting power;
•	25% or more, but less than 30% of all voting power;
•	30% or more, but less than a majority of all voting power; or
•	A majority of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Trust shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Trust with by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Trust. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Trust’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees of the Trust has not exempted, and has no present intention to exempt, any acquisition of class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Trust any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The Board of Trustees has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of state control share statutes and enforcement of state control share statutes. The Board intends to continue to monitor developments relating to the Control Share Statute and state control share statutes generally.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Trust and any subsequent acquisitions of shares.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by Massachusetts business trusts violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Trust is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

XAI Octagon Floating Rate & Alternative Income Trust

ADDITIONAL INFORMATION

March 31, 2026 (Continued) (Unaudited)

AVAILABILITY OF TRUST UPDATES

The Trust regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/XFLT. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT, CUSTODIAN, ADMINISTRATOR AND PINE ADVISORS

Equiniti Trust Company, LLC, 6201 15th Ave., Brooklyn, New York 11219, serves as the Trust’s dividend disbursing agent, agent under the Trust’s Plan, transfer agent and registrar with respect to the Trust’s Common Shares.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Trust’s custodian. Under the custody agreement, the custodian is required to hold the Trust’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.

Paralel Technologies LLC (“Paralel”) serves as the administrator of the Trust. Pursuant to an administration and fund accounting agreement, the administrator provides certain administrative services to the Trust. The Trust pays to Paralel a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Trust’s net assets, which percentage is subject to breakpoints at increasing levels of net assets, and reimburses Paralel for certain out-of- pocket expenses. Paralel is located at 1700 Broadway, Suite 2100, Denver, Colorado 80290.

The Trust has entered into a Services Agreement (the “Services Agreement”) with PINE Advisors LLC (“PINE”), pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Trust, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Trust and Chief Compliance Officer of the Trust. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Trust and the Chief Compliance Officer of the Trust must be approved by the Board of Trustees, including, in the case of the Chief Compliance Officer, a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Pursuant to the Services Agreement, the Trust pays PINE an annual fee, payable monthly, and reimburses certain out-of-pocket expenses. PINE’s principal business address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as the Trust’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, is the Trust’s independent registered public accounting firm. Cohen & Company is expected to render an opinion annually on the financial statements and financial highlights of the Trust.

UNRESOLVED SEC STAFF COMMENTS

None.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not Applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	June 5, 2026	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	June 5, 2026	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	June 5, 2026	Treasurer and Chief Financial Officer
(Principal Financial Officer)